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                                                                    EXHIBIT 10.3

                                     LEASE

        THIS LEASE (the "Lease"), is made this 22nd day of October, 1992 by and between ORCHARD RIDGE OFFICE PARK LIMITED PARTNERSHIP, a Michigan Limited Partnership, whose address is 32605 W. 12 Mile Rd., Suite 290, Farmington Hills, Michigan 48334 ("Landlord") and COMPLETE BUSINESS SOLUTIONS, INC., a Michigan Corporation, whose address is 30500 Northwestern Highway, Farmington Hills, Michigan 48334 ("Tenant").

                                   WITNESSETH

        1. Leased Premises. Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed by Tenant, does hereby lease unto Tenant, and Tenant hereby rents from Landlord, certain premises (the "Leased Premises") situated in the City of Farmington Hills, Oakland County, Michigan, more particularly described as he 2nd floor of the West-wing of the office building (the "Building") located at 32605 W. 12 Mile, Farmington Hills, Michigan as shown on the floor plan attached as Exhibit A to this Lease, together with a non-exclusive right to the use of the parking and common facilities, which shall be furnished by Landlord in substantial accordance with Exhibit B attached to this Lease, in common with Landlord and the other tenants and occupants of the Building, and their agents, employees, customers, licensees, and invites. Landlord expressly reserves the right to build an additional structure or structures on the parking areas presently surrounding the Building, subject to furnishing sufficient parking, as required by applicable building ordinances, through parking structure or otherwise. Tenant hereby agrees not to interfere with such construction in any manner whatsoever. Landlord shall have the right to make reasonable rules and regulations governing the use of the parking and common facilities. It is acknowledged and agreed between the parties to this Lease that the Leased Premises consists of 18,901 square feet which constitutes sixteen percent (16%) percent of the Building. As used in this Lease, "Tenant's Share" means the percentage equal to the percentage of square feet that the Leased Premises occupies in the Building, as set in the preceding sentence.

        2. Term. The Leased Premises are leased for a term (the "Lease Term") to commence on December 14, 1992 and to end on May 13, 1998 unless the Lease Term is terminated sooner as provided in this Lease. Except as otherwise provided in Paragraph 2.B., if the Landlord fails to deliver the Leased Premises on the Commencement Date (as defined below) because the Leased Premises are not then ready for occupancy, or because the previous occupant of the Leased Premises is holding over, or for any other cause beyond Landlord's control, Landlord shall not be liable to Tenant for any damages as a result of Landlord's delay in delivering the Leased Premises, and the Commencement Date and the Expiration Date of the Lease Term shall be postponed by that period of time equal to the difference between the date set forth above as being the Commencement Date and
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the date that the Leased Premises are ready for Tenants occupancy.  The dates upon which the Lease Term shall commence and end pursuant to this Paragraph 2. are referred to in this Lease as the "Commencement Date" and the "Expiration Date", respectively.

        2B. Delivery Date. Landlord hereby agrees to deliver to Tenant that portion of the Leased Premises described in Exhibit A-2, said Exhibit being hereby made a part hereof, on or before January 5, 1993. In the event Landlord fails to deliver possession as defined herein of that portion of the Leased Premises shown in Exhibit A-2 hereof by January 5, 1993, and such delay in delivery is not caused or occasioned by any acts or interference by Tenant or anyone acting on Tenants behalf or any change in scope in the Tenant's improvements as set forth in Exhibit A attached hereto, then and in such event, Landlord agrees to make available to Tenant, at no charge, approximately 1,000 square feet of contiguous space located in the Building with at lease one (1) 220 volt outlet. Landlord further agrees that it shall deliver substantially complete to Tenant, as defined herein, the balance of the Leased Premises on or before February 15, 1993. In the event Landlord fails to deliver the balance of the Leased Premises by February 15, 1993 and provided any delay in delivery of possession, as required herein is not caused or occasioned by any acts or interference by Tenant, or anyone acting on Tenants behalf, Tenant shall be entitled, to liquidated damages, the sum of Seventy Five ($75.00) Dollars per day until such time as Landlord delivers possession of the Leased Premises. This shall be Tenants sole remedy for any breach under the provisions of this Paragraph.

        For purposes of this provision, said premises shall be deemed substantially complete and Landlord shall have satisfied his obligations hereunder when Landlord has, in accordance with Exhibit A, completed construction of interior walls, installed carpeting, provided adequate electrical and lighting, installed ceiling tiles, painted walls, and provided heating and cooling.

        3. Rent. Tenant shall pay to the Landlord as rent (the "Rent") for the Leased Premises during the Lease Term the sum of $1,240,989.75, payable in advance in monthly installments in the respective amounts set forth in the Schedule of Rents attached to this Lease, on or before the first day of each and every month. Such payments shall be made at the office of the Landlord as designated in this Lease or at such other place as Landlord may designate in a notice to Tenant. If the Lease Term commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the Rent for such first or last fractional month shall be the percentage of the monthly Rent equal to the percentage that the number of days in such fractional month bears to the total number of days in the calendar month. If Tenant takes possession of the Leased Premises prior to the Commencement Date, Tenant shall pay Landlord Rent at


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the monthly rate specified in this Paragraph 3 for each full month it is in possession of the Leased Premises prior to the Commencement Date and pro-rata for any such fractional month.

        Rent and all other charges due under this Lease shall promptly be paid without prior demand therefor. Tenant shall pay to Landlord a late charge equal to Four (4%) percent of each Rent payment and other charge which is not received by Landlord on the date when due; provided, however, Tenant shall be allowed to pay rent without penalty by the tenth (10th) of the month two (2) times per calendar year. In addition, Tenant shall pay to Landlord interest on such overdue amount at the rate of nine (9%) percent per annum from the date such payment is due to the date such payment is made in full, unless the charging of such rate of interest shall then be illegal under applicable law, in which case, such overdue amounts shall bear interest at the highest rate then permitted by law from the date such payment is due to the date such payment is made in full. Landlord shall have no obligation to accept less than the full amount of any installment of Rent, late charges and other charges which are due and owing by Tenant to Landlord, and if Landlord accepts less than the full amounts due and owing, Landlord may apply the sums received toward any of Tenant's delinquent obligations in Landlord's discretion. No endorsement or statement on any check, no statement contained in any letter accompanying any check or payment, nor any acceptance of any check or payment by Landlord of less than the full amount due and owing to Landlord, under this Lease, shall constitute an accord and satisfaction, and Landlord may accept such check or payment without prejudice to its right to recover the balance of such amount or to pursue any other legal remedy. Notwithstanding anything contained herein to the contrary, Tenant's obligation to pay rent herein shall not commence until such time as the entire Leased Premises are substantially complete as defined in Paragraph 2.B. hereof.

        4. Use and Occupancy. The Leased Premises shall be used and occupied for office and incidental purposes, and for no other purpose without the written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall not commit or suffer to be committed any material waste upon the Leased Premises, nor shall Tenant use the Leased Premises for any purpose in violation of any law, municipal ordnance, or regulation, nor shall Tenant perform any acts or carry on any practices which may injure the Leased Premises or the Building or be a nuisance, disturbance or menace to the other tenants of the Building. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business or any other activity carried on by or through Tenant in the leased Premises, then Tenant, at its sole cost and expense, shall procure and thereafter maintain such license or permit, and submit the same to Landlord upon request, and, at its sole cost and expense, Tenant shall at all times comply

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with the requirements of each such license or permit. Notwithstanding any provision of this Lease to the contrary, Tenant shall not be required to comply with any applicable law that requires any alteration, maintenance, restoration, repair, remediation, or cleanup of the Leased Premises unless required as a result of the Tenant's acts or specific and particular use of the Leased Premises.

        5. Repairs and Maintenance. At the Expiration Date, Tenant shall surrender the Leased Premises in good condition, reasonable wear and tear and repairs required to be made of Landlord excepted. Except as otherwise provided in this Lease, Landlord shall promptly make all necessary repairs and replacements to the Building and the Leased Premises, including all repairs and replacements to the Building and the Leased Premises required as a result of damages caused by fire, casualty, or other acts of God; provided, however, and notwithstanding anything to the contrary contained in this Lease, that Tenant shall make all repairs and replacements to the Leased Premises, at its sole cost and expense (except to the extent that insurance proceeds are recovered therefor), to the extent such damage was caused by its willful act or negligence or the willful act or negligence of its employees, servants, agents, licensees, or invites. Tenant shall, within ten (10) business days, give written notice to Landlord in case of fire or accidents (whether to person or property) in or to the Leased Premises or in the Building.

        All repairs to the Leased Premises or to the Building required to be made by Tenant under this Lease shall be made at Tenant's sole cost and expense, at such times and in such manners as Landlord may reasonably designate, and only by such contractors or mechanics as approved by Landlord and only in accordance with such plans as are mutually agreed upon by the parties hereto. If Tenant refuses or neglects to commence or complete such repairs promptly and adequately, Landlord may, but shall not be required to do so, make and complete said repairs and Tenant shall pay the cost thereof to Landlord upon demand. Tenant shall keep the building free from any liens arising out of any work performed, materials provided or other obligations incurred with relation to any construction, improvements or repairs by Tenant. Tenant agrees to bond against or discharge any such lien (including without limitation any construction, mechanic's or materialman's lien) within ten (10) days after a written request therefore by Landlord. Tenant shall give Landlord at least two (2) days written notice prior to commencing or causing to commence any work on the Leased Premises. Tenant shall, within ten (10) days of demand therefor, reimburse Landlord any and all costs and expenses, including reasonable attorney fees, which may be incurred by Landlord by reason of the filing of any such lien and/or the removal of same.

        If the Landlord, in its reasonable discretion, deems it


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necessary, or if the Landlord shall be required by any governmental authority to repair, alter, remove, reconstruct or improve any part of the Building which might in any way substantially affect Tenants use or enjoyment of the Building, (unless the same results from Tenant's willful and/or negligent acts or change from current mode of operation, in which event Tenant shall make all such repairs, alterations and improvements), then the same shall be made by Landlord with reasonable and prompt dispatch, and, except as otherwise provided in this Lease, absent substantial interference, should the making of such repairs, alterations or improvements cause any interference with Tenant's use of the Leased Premises, such interference shall not relieve Tenant from the performance of its obligations under this Lease.

     If the parties hereto shall deem it reasonably necessary, or if the Landlord shall be required by any governmental authority to repair, alter, remove, reconstruct or improve any part of the Leased Premises (unless the same results from Tenant's negligent and/or willful acts or damage of mode of operation, in which event Tenant shall make all such repairs, alterations and improvements), then the same shall be made by Landlord with reasonable and prompt dispatch, and, except as otherwise provided in this Lease, absent substantial interference, should the making of such repairs, alterations or improvements interfere with Tenant's use of the Leased Premises, such interference shall not relieve Tenant from the performance of its obligations under this Lease.

     5A.  Right of Offset.    Landlord's right to Rent and other charges are
due from Tenant on time without any right to offset except that in the event the Leased Premises suffer material physical damage caused by water in the Leased Premises, unless the same results from Tenant's willful and/or negligent acts, and after Tenant's reasonable determination that such a condition exists, Tenant will promptly notify Landlord, in writing, that such a condition exists and will allow Landlord access to the Leased Premises to make any repairs which Landlord, in its sole discretion deems necessary. In the event that the Landlord shall fail to make such repairs promptly after receiving written notice of the occurrence of such damages, then Tenant shall have the option to make reasonable repairs to the Leased Premises and may, upon submission of proof of payment of same, deduct the cost of such repairs from rent due Landlord hereunder. In the event Tenant exercises its option hereunder Tenant specifically agrees that it will use only reputable contractors, reasonably acceptable to Landlord, that it will obtain three bids from contractors and will accept the most beneficial bid, and that any repair work will be completed to the reasonable satisfaction of the landlord. Tenant further agrees that it will promptly pay for such repairs and keep the building free from any liens arising out of any work performed, materials provided or other obligations incurred with relation to any construction, improvements or repairs as provided in Paragraph



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
 5 hereinabove.

     6.   Alterations.   Tenant shall not make any alterations, additions or
improvements to the Leased Premises (whether or not the same may be structural in nature) without Landlord's prior written consent, which consent shall not be unreasonably withheld, and all alterations, additions or improvements made by either Landlord or Tenant to the Leased Premises, except movable office furniture, equipment and trade fixtures installed at Tenant's expense, shall be the property of Landlord and remain upon and be surrendered with the Leased Premises at the expiration of the Lease Term. All alterations shall be done only at such times and in such manner as Landlord may reasonably designate, and only by such contractors or mechanics as are approved by Landlord, which approval shall not be unreasonably withheld.

     7. Assignment and Subletting. Tenant shall not assign, transfer, mortgage or in any other way transfer any interest in this Lease or sublet all or any part of the Leased Premises without the prior consent of Landlord, which consent shall not be unreasonably withheld. Any assignment, transfer (including transfers by operation of law or otherwise), hypothecation, mortgage or subletting without such written consent shall give Landlord the right to terminate this Lease and to re-enter and repossess the Leased Premises. No permissible assignment; sublease, mortgages or other transfer of any interest in this Lease shall (i) release Tenant from any of its obligations under this Lease, (ii) be valid unless each such assignee, sublessee, mortgagee, or other transferee agrees in writing to be bound to, and assume, all of the terms, covenants and conditions of this Lease, a copy of which shall be delivered to Landlord, or (iii) be valid unless and until Landlord receives written notice that the assignment, sublease, mortgage or other transfer has occurred. Any change in the control of fifty (50%) percent or more of the capital or voting stock of Tenant, unless such an exchange is a result of a public offering of common stock or other voting securities or instruments, after the date of this Lease, irrespective of whether such change is the result of one or more sale or other transfer of issued and outstanding shares of such stock and/or the issuance of new shares of such stock, or any change in the control of fifty (50%) percent or more of Tenant's partnership interests, if Tenant is a co-partnership or a limited partnership, irrespective of whether such change in control is the result of one or more sale or other transfer of partnership interests, shall be deemed to be an assignment of this Lease within the meaning of this Paragraph. As used in this Paragraph, the word "Tenant" shall also mean any entity which is a guarantor of Tenant's obligations under this Lease, and the prohibition hereof shall be applicable to any sales or transfers of the stock or partnership interest of said guarantee.

8.   Insurance and Indemnification.


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     a.  Landlord, and its agents and employees, shall not be responsible for or liable to Tenant, or any of Tenant's employees, agents, invites or licensees, for any loss or damage that may be occasioned by or through acts or omissions of any other tenant in the Building or such tenant's agents, employees, invites or licensees.

     b. Tenant shall indemnify and hold Landlord, and every Mortgagee of Landlord, harmless from any liability for damages to any person or property in, on or about the Leased Premises from any cause whatsoever, except for damages which are the result of the willful act or negligence of the Landlord or its employees, invitees, agents or licensees, and Tenant shall procure and keep in effect during the entirety of the Lease Term public liability and property damage insurance protecting Landlord, every Mortgagee of Landlord, and Tenant, having minimum limits of liability, set forth in the Schedule of Rents attached to this Lease. Landlord, and any other party designated by Landlord, shall be named as an additional insured in all policies of insurance required of Tenant pursuant to this Lease, and all such policies shall contain a clause that the insurer will not cancel or change the insurance without first giving Landlord thirty (30) days prior written notice. The insurance required under this Paragraph shall be with an insurance company or companies approved by Landlord, which approval shall not be unreasonably withheld, delayed or conditioned, and a copy of the paid-up policy evidencing such insurance shall be delivered to Landlord within ten (10) days after request by Landlord. If Tenant fails to procure such insurance, or any renewals thereof, Landlord may, at its option, procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord as additional Rent upon receipt by Tenant of bills therefor.

     c. It is understood and agreed that all personal property of any kind and nature whatsoever stored or maintained upon or in the Leased Premises shall be stored or maintained at the sole risk, expense, and responsibility of Tenant, unless such damage is cause by willful or negligent acts of Landlord, licensees agents or employees.

     d. Landlord and Tenant hereby release each other and their respective agents and employees from any and all liability to each other or anyone claiming through or under them by way of subrogation or otherwise, for any loss or damage to property caused by or resulting from risks insured against under fire or extended coverage casualty insurance carried by the parties to this Lease and in force at the time of any such loss or damage; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such time as the releaser's policies contain a clause or endorsement to the effect that any such release shall not adversely affect or impair such policies or prejudice the right of the releaser to



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


recover thereunder. Landlord and Tenant each agree that it will require its insurance carriers to include in its policies such a clause or endorsement, and will include such a clause only so long as it is included without additional cost, or if additional cost is chargeable therefor, only so long as Landlord and Tenant pays their own such additional costs. Each party will notify the other of any such additional cost, and such other party at its election may pay the same, but shall not be obligated to do so.

      9. Destruction. If the Leased Premises are damaged or destroyed in whole or in part by fire or other casualty during the Lease Term, Landlord shall, at its cost and expense (unless such damage or destruction is caused by the willful act or negligence of the Tenant or any of its employees, agents, or invitees, which in such case, and notwithstanding anything to the contrary contained in this Lease, all such repair or restoration shall be done at Tenant's sole cost and expense), repair and restore the same to tenantable condition with reasonable dispatch, unless Landlord, pursuant to this Paragraph, shall elect not to rebuild the Building or elect to terminate this Lease, and Rent shall abate entirely if the entire Leased Premises are untenantable, and proportionately for the portion rendered untenantable, in the case of partial untenantability, until such time as the Leased Premises are restored to tenantable condition. If the Leased Premises cannot be restored to tenantable condition within a period of one hundred fifty (150) days, Landlord and Tenant shall each have the right to terminate this Lease upon written notice to the other and any Rent paid for any period subsequent to the date of such termination shall be refunded to Tenant. If the Leased Premises are damaged due to fire or other casualty, Landlord shall remove such of Tenant's furniture and other belongings from the Leased Premises as may be required in order to repair and restore the Leased Premises. Landlord and Tenant shall mutually agree to judge the extent of the untenantability of the Leased Premises and of the time required for the repair and restoration of the same.

     Notwithstanding any other provisions of this section, if more than thirty-five (35%) percent of the Building is destroyed by fire or other casualty, Landlord shall have the right to terminate this Lease upon written notice to Tenant, in which event any Rent paid for any period subsequent to the date of such destruction shall be refunded to Tenant. If Landlord elects not to terminate this Lease, Landlord agrees to proceed in a diligent manner to repair any damage caused by such fire or casualty.

     Any repair or restoration of the Leased Premises pursuant to this Paragraph shall be effected in accordance with the working drawings originally approved by Landlord. Unless otherwise provided herein, Landlord shall not be required to repair or replace any of Tenants' trade fixtures, furnishings, equipment or other property or improvements.



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

     10.  Eminent Domain.   If the whole or any substantial part of the Lease
Premises or the Building shall be taken by any public authority under the power of eminent domain, then the Lease Term shall cease with respect to the part so taken on the date that possession of such part shall be required for public use, and any Rent paid for any period subsequent to such date shall be refunded to Tenant, and Landlord and Tenant shall each have the right to terminate this Lease upon written notice to the other, which notice shall be delivered within sixty (60) days following the date notice is received of such taking. If neither Landlord nor Tenant terminates this Lease as provided in this Paragraph, Landlord shall make the necessary repairs to the Leased Premises and the Building to render and restore the same to a complete architectural unit, and Tenant shall continue in possession of the portion of the Leased Premises not taken under the power of eminent domain under the same terms and conditions of this Lease, except that the Rent shall be reduced in direct proportion to the amount of the Leased Premises so taken. All damages awarded for any such taking shall belong to, and be the property of, Landlord, whether such damages be awarded as compensation for diminution in value of the leasehold or to the fee of the premises; provided, however, Landlord shall not be entitled to any portion of the award made to Tenant for loss of business, removal and reinstallation of fixtures, or moving expenses.

     11. Rules and Regulations. Tenant agrees to comply with and observe all rules and regulations set forth on Exhibit E attached to this Lease. Tenant's failure to keep and observe any such rules and regulations shall constitute a breach of the terms of this Lease in the same manner as if they were contained in this Lease as covenants.

     12.  Quiet Enjoyment.    Landlord warrants that Tenant, upon paying Rent,
and all other charges under this Lease and in observing and in performing each and every material covenant, term and condition of this Lease, shall peacefully and quietly hold, occupy and enjoy the Leased Premises through the Lease Term, without molestation or hindrance by Landlord or any person whomsoever, subject, nevertheless, to the terms and conditions of this Lease and any mortgages to which this Lease is subordinate. Landlord hereby agrees to use its best efforts to obtain a non-disturbance agreement from its lender, whereby if its lender forecloses on the building, it shall not disturb the tenants use of such space.

     13. Estoppel Certificate, Attornment and Subordination. Tenant agrees to execute in recordable form and deliver to Landlord, or any person designated by Landlord, an Estoppel Certificate in the form attached hereto as Exhibit F.

     If any proceedings are brought for the foreclosure of, or in



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

the event of the conveyance by deed in lieu of foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Landlord covering the Leased Premises, Tenant hereby attorns to, and covenants and agrees to execute an instrument in writing reasonably satisfactory to the new owner whereby Tenant attorns to, such successor in interest and recognizes such successor as the Landlord under this Lease.

     Tenant agrees that this Lease shall, at the request of the Landlord, be subordinate to any first mortgages or deeds of trust that may hereafter be placed upon the Building and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, provided the mortgagee or trustee named in said mortgages or trust deeds shall agree to recognize the Lease of Tenant in the event of foreclosure if Tenant is not in default. Tenant also agrees that any mortgagee or trustee may elect to have this Lease a prior lien to its mortgage or deed of trust, and in the event of such election and upon notification by such mortgagee or trustee to Tenant to that effect, this Lease shall be deemed prior to lien to the said mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said mortgage or deed of trust. Tenant agrees, that upon the request of Landlord, or any mortgagee or any trustee, it shall execute whatever instruments may be required to carry out the intent of this Paragraph.

     Failure of Tenant to execute any statement or instrument necessary or desirable to effectuate the foregoing provisions of this Paragraph within ten
(10) days' written notice to Tenant by Landlord shall constitute a breach of this Lease by Tenant, and Tenant hereby irrevocably appoints Landlord its attorney-in-fact with full power and authority to execute and deliver in Tenant's name any such statements or instruments.

     14.  Non-Liability.   Notwithstanding any provision of this Lease to the
contrary, and except to the extent that insurance proceeds are recovered therefor, Landlord shall not be responsible or liable to Tenant for any loss or damage resulting to Tenant or its property from burst, stopped or leaking water, gas, sewer or steam pipes, or for any damage or loss of property within the Leased Premises from any cause whatsoever, unless such loss or damage is caused by the negligent or intentional act of Landlord or its employees, agents or licensees. In the event of any sale or transfer including any transfer by operation of law) of the Leased Premises by Landlord, Landlord (and any subsequent owner of the Leased Premises making such a transfer) shall be automatically relieved from any and all obligations and liabilities under this Lease, except for such obligations and liabilities as shall have arisen during Landlord's (or such subsequent owner's) respective period of ownership.

     15.  Default.

     a. Upon the occurrence at any time prior to the Commencement Date or during the Lease Term of any one or more of the following events ("Events of Default"), to-wit:

          (i) if Tenant shall default in the payment when due of any installment of Rent or in the payment when due of any additional charges and such default shall continue for a period of ten (10) days after the date when due; or

        (ii) if Tenant shall default in the observance or performance of any material term, covenant or condition of this Lease on Tenant's part to be observed or performed (other than the covenants for the payment of Rent and additional charges) and Tenant shall fail to remedy such default within thirty (30) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days and Tenant shall not commence within said period of thirty (30) days, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default; or

        (iii) if Tenant shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under the present or any present or future applicable state insolvency or other state statute or law, or shall make an assignment for the benefit or creditors or shall seek or consent to or acquiescence in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of the property of Tenant; or

        (iv) if, within sixty (60) days after the commencement of any proceeding against Tenant, whether by filing of a petition or otherwise seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within sixty (60) days after appointment of any trustee, receiver or liquidator of Tenant, or of all or any part of the property of Tenant, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of property of Tenant pursuant to which the Leased Premised shall be taken or occupied or attempted to be taken or occupied; or

        (v)       if Tenant shall default in the observance or


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

     performance of any material term, covenant or condition on Tenant's part to be observed or performed under any other lease with Landlord of space in the Building, and such default shall continue beyond the greater of any grace period set forth in such other lease for the remedying of such default or thirty (30) days; or

        (vi) if the Leased Premises shall become vacant, deserted or abandoned for a period of thirty (30) consecutive days or more; or

        (vii) if all or any part of Tenant's interest in this Lease, shall devolve upon or otherwise be transferred to any person, whether by operation of law or otherwise, except as expressly permitted under Paragraph 7;

then, upon any such occurrence, Landlord shall have the remedies provided for in Paragraph 16 of this Lease.

     b.    If at any time:

                (i)   Tenant shall be comprised of two or more persons; or

                (ii) Tenant's obligations under this Lease shall have been guaranteed by any person other than Tenant; or

                (iii) Tenant's interest in this Lease shall have been assigned,

the word "Tenant," as used in subsection 15 a. (iii) and (iv) hereof, shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease.

     Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in such subsections 15 a.
(iii) and (iv) shall be deemed paid as compensation for the use and occupation of the Leased Premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of Rent or a waiver on the part of Landlord of any rights under Paragraph 16 of this Lease.

         16. Remedies.

         a. To the extent permitted by law, if any of the Events of Default described in Paragraph 15 a. of this Lease occur, Landlord, in addition to any other right or remedy it may have at law, in equity, or under this Lease, shall have the following remedies:



                (i) Landlord at any time after such Event of Default, at Landlord's option, may give to Tenant a seven (7) days notice of termination of this Lease, and if such notice is given, this Lease and the Lease Term shall come to an end and expire (whether or not the Lease Term shall have commenced) upon the expiration of such seven (7) days with the same effect as if the date of expiration of such seven (7) days were the Expiration Date, but Tenant shall remain liable for damages as provided in Paragraph 17;

      (ii) Either with or without terminating this Lease, Landlord and its agents and servants may immediately, or at any time after such Event of Default or after the date upon which this Lease and the term shall expire and come to an end, re-enter the Leased Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding or otherwise by peaceful means, and may repossess the Leased Premises after 30 days written notice, dispose of any and all of Tenant's property and effects from the Leased Premises; and

      (iii) Either with or without terminating this Lease, Landlord may relet the whole or any part or parts of the Leased Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord may reasonably determine. Landlord agrees to do all things reasonably necessary to mitigate its damages; however, Landlord shall not be deemed to have breached this obligation if it shall lease to a third-party other space in the Building, or any other office building in which it may have an interest, before or instead of the Leased Premises, or, if it shall relet the Leased Premises, for the failure to collect any rent due upon any such reletting, and no such failure shall operate to relieve Tenant of any liability under this Lease or otherwise affect any such liability; and Landlord may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Leased Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting such liability.

     Upon any reletting of the Leased Premises, all rental and other sums received by Landlord from such reletting shall be applied, first to the payment of any indebtedness other than Rent due under this Lease from Tenant to Landlord; second, to the payment of any costs and expenses such reletting, including reasonable brokerage fees and repairs to the Leased Premises; third, to the payment of Rent and other charges due and unpaid under this Lease; and the residue, if any, shall be the property of the Landlord.

     b. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any material term, covenant or condition of this Lease on Tenant's part to be observed or performed, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach.
The remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity, nor shall the election of any remedy specifically provided in this Lease be deemed an election of remedies so as to preclude the invoking of any other remedy provided in this Lease.

     17. Damages. If this Lease and the Lease Term expire and come to an end, or if Landlord re-enters the Leased Premises as permitted in this Lease or as otherwise permitted by law, then:

     a. Tenant shall pay to Landlord all Rent and other charges payable by Tenant to Landlord under this Lease to the date upon which this Lease and the Lease Term shall have expired or to the date of re-entry upon the Leased Premises by Landlord, as the case may be; and

     b. Tenant shall also be liable for and shall pay to Landlord, as damages, any deficiency (the "Deficiency") between the Rent for the period which otherwise would have constituted the unexpired portion of the Lease Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Paragraph 16 (after first applying the proceeds of such rent as set forth in Paragraph 16 a. (iii) for any part of such period. Any such Deficiency shall be paid in monthly installments by Tenant on the day specified in this Lease for payment of installments of Rent, and Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the deficiency for any month shall prejudice Landlord's right to collect the Deficiency or any month for any subsequent month by a similar proceeding.

     18. Tenant's Interest Not Transferable. Neither Tenant's interest in this Lease, nor any interest therein of Tenant nor any estate hereby created in Tenant shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operation of law.

     19.  Deleted.

     20. Conditions to the Assumption and Assignment of the Lease under Chapter 7 of the Bankruptcy Code. In the event that Tenant shall become a Debtor under Chapter 7 of the Bankruptcy Code, and the Trustee or Tenant shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may only be made if all of the terms and conditions of Paragraph 21 and Paragraph 22 hereof are satisfied. If such Trustee shall fail to elect to assume this Lease within sixty (60) days after the filing of the Petition, this Lease shall be deemed to have been rejected. Landlord shall be thereupon immediately entitled to possession of the Premises without further obligation to Tenant or Trustee, and this Lease shall be canceled, but Landlord's right to be compensated for damages in such liquidation proceeding shall survive.

     21.   Conditions to the Assumption of the Lease in Bankruptcy Proceedings.

     a. In the event that a Petition for reorganization or adjustment of debts is filed concerning Tenant under Chapter 11 or 13 of the Bankruptcy Code, or a proceeding is filed under Chapter 7 under the Bankruptcy Code and is transferred to Chapter 11 or 13, the Trustee or the Tenant, as Debtor-In-Possession, must elect to assume the Lease within sixty (60) days from the date of the filing of the Petition under Chapter 11 or 13, or the Trustee or Debtor-In-Possession shall be deemed to have rejected this Lease.
No election by the Trustee or Debtor-In-Possession to assume this Lease, whether under Chapter 7, 11 or 13, shall be effective unless each of the following conditions, which Landlord and Tenant acknowledge are commercially reasonable in the context of a bankruptcy proceeding of Tenant, have been satisfied, and Landlord has so acknowledged in writing:


        (i) The Trustee or the Debtor-In-Possession has provided Landlord with adequate assurance of the future performance of each of Tenant's, Trustee's or Debtor-In-Possession's obligations under the Lease, which shall include without limitation, that the Trustee or Debtor-In-Possession shall also deposit with Landlord, as security for the timely payment of rent, an amount equal to three (3) months' rent and other monetary charges accruing under this Lease.



        (ii) The assumption of the Lease will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound relating to the Building.



     b. For purposes of this Paragraph, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum "adequate assurance" shall mean that the Trustee or the Debtor-In-Possession has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Debtor-In-Possession will have sufficient funds to fulfill the obligations of Tenant under this Lease, properly staffed with sufficient employees to conduct a fully-operational, actively promoted business on the Premises.

      22. Conditions To the Assignment Of The Lease In Bankruptcy Proceedings. If the Trustee or Debtor-In-Possession has assumed the Lease pursuant to the terms and provisions of Paragraphs 20 or 21 herein, for the purpose of assigning (or elects to assign) the Tenant's interest under this Lease or the estate created thereby, to any other person, such interest or estate may be so assigned only if Landlord shall acknowledge in writing that the intended assignee has provided adequate assurance as defined in this Paragraph 22 of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant.

     For purposes of this Paragraph, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum "adequate assurance of future performance" shall mean that each of the following conditions have been satisfied, and Landlord has so acknowledged in writing:

     a . The assignee has submitted a current financial statement audited by a Certified Public Accountant which shows a net worth and working capital in amounts determined to be sufficient by Landlord to assure the future performance by such assignee of the Tenant's obligations under this Lease;

     b . The assignee, if requested by Landlord, shall have obtained guarantees in form and substance satisfactory to Landlord from one or more persons who satisfy Landlord's standards of credit worthiness;

     c. The assignee has submitted in writing evidence, satisfactory to Landlord, of substantial experience in the business affairs which it intends to engage in;

     d. The Landlord has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement or other agreement by which Landlord is bound to permit Landlord to consent to such assignment.

      23. Use and Occupancy Charges.    When, pursuant to the Bankruptcy
Code, the Trustee or Debtor-In-Possession shall be obligated to pay reasonable use and occupancy charges for the use of the Leased Premises or any portion thereof, such charges shall not be less than the minimum rent as defined in this Lease and other monetary obligations of Tenant for the payment of maintenance, common area charges, real estate taxes, utilities, insurance and similar charges.

      24 .  Preservation of Landlord's Rights.  Notwithstanding

Paragraphs 19 through 23, inclusive, of this Lease, in the event that the Bankruptcy Code is modified or amended, subsequent to the date hereof, then to the extent that the Bankruptcy Code, as amended permits, the Landlord shall have the right and option, to be exercised in its sole discretion, to terminate this Lease and all rights of Tenant hereunder upon (and after) the occurrence of either of the following events.

     a. Tenant files a voluntary petition under any Chapter of the Bankruptcy Code or any other federal bankruptcy or insolvency statute; or

     b. Any involuntary Petition under any Chapter of the Bankruptcy Code or any other federal bankruptcy or insolvency statute is filed against Tenant and is not dismissed within sixty (60) days of such filing.

     Further, the terms and provisions of Paragraphs 19 through 23, inclusive, of this Lease shall not be deemed to be a limitation upon or a waiver of any other rights and remedies that Landlord may have pursuant to the Bankruptcy Code, any other applicable laws and/or this Lease.

     25. Non-Waiver. No failure by either party to insist upon the strict performance of any obligation of the other party under this Lease or to exercise any right, power or remedy consequent upon a breach thereof, no acceptance of full or partial rent or additional charges during the continuance of any such breach, and no acceptance of the keys to or possession of the Leased Premises prior to the termination of the term of this Lease by any employee of Landlord, shall constitute a waiver of any such breach or of such term, covenant or condition or operate as a surrender of this Lease.

     26. Tenant Improvements. Landlord will build out the Suite, at no cost to tenant, using building standard materials, as set forth in Exhibit C attached hereto, according to plans drawn by Poirier & Associates per Exhibit A attached hereto.

     27. Payment for Services Rendered by Landlord and Increased Operating Expenses. If Landlord at any time shall, at the request of Tenant or on Tenant's behalf, pursuant to any provision of this Lease, either perform or cause to be performed any work in connection with Tenant's obligations under this the Lease or shall supply or cause to be supplied any materials to the Leased Premises pursuant to this Lease, the cost of such work or materials shall be borne by Tenant. Landlord shall invoice Tenant for such costs, which sum shall be payable by Tenant within thirty (30) days after delivery of such invoice. All such sums shall constitute and be treated as additional Rent under this Lease, and, if Tenant fails to pay the same in a timely fashion, Landlord, in addition to any other remedies available to it, shall be entitled to exercise all remedies available to it under this Lease for nonpayment of Rent.

     Notwithstanding anything to the contrary contained in this Lease, Tenant shall pay to Landlord, upon demand, as additional Rent, the amount by which the Property Taxes applicable to the Leased Premises during each calendar year exceeds the Property Taxes applicable to the Leased Premises incurred by Landlord for the calendar year 1993 ("Incremental Property Taxes"). At the election of Landlord, Tenant shall pay one-twelfth (1/12) of Tenant's Share of the estimated Incremental Property Taxes for the then current calendar year.

     As soon as practicable after January 1 of each year, Landlord shall furnish Tenant with a statement from the taxing authorities setting forth in reasonable detail, the Property Taxes and a statement setting forth Incremental Property Taxes for the preceding calendar year, and a reconciliation of any overpayment and/or underpayment of same by Tenant.

     If the total amount paid by Tenant in any calendar year for such estimated Incremental Property Taxes exceeds the amount attributable to Tenant for that year, Landlord shall, within thirty (30) days of delivery of the aforementioned statements to Tenant, either refund to Tenant the amount of such excess, or adjust current year estimates for such overpayment.

     For purposes of this Paragraph, "Property Taxes" shall mean all costs of and real property taxes, assessments (special or otherwise).

     Tenant's obligations hereunder are based upon a percentage of Tenant's leased space within the existing Building. For purposes of this Paragraph, in the event Landlord builds or constructs any additional buildings as provided in Paragraph 1 hereof, it is understood that Tenant's obligations hereunder will be adjusted accordingly.

     28. Move-In. All activities of Tenant in connection with either its move into the Leased Premises at the commencement of this Lease or its move out of the Leased Premises at any time (whether or not upon the termination thereof) shall be subject to the following:

     a. All furniture, equipment and all other items of personal property being moved or transferred shall enter and leave the Building solely through and by way of the side entrance doors unless prior written approval from Landlord is obtained, which approval shall not be unreasonably withheld.

     b.   Tenant shall be responsible for the active supervision

(on-site) of all workmen and others performing the move, and shall indemnify and hold harmless Landlord against and from all liability for damage to property (whether belonging to Landlord, other tenants or any other person) and injuries to persons in connection with the move and the actions, or failure to act, of or by those performing the move.

     c. Tenant shall be responsible for any damages to the Building, the common areas thereof, the Leased Premises, or the premises and property of other tenants, caused by or incurred in connection with the move or activities connected therewith. Landlord shall perform such inspection(s) as Landlord in its sole discretion shall determine to be appropriate, and shall deliver to Tenant an invoice for the repair of such damage or the replacement, if necessary, of damaged items, if any. All determinations of the extent of damage and the costs of repair or replacement shall be made by Landlord in its sole reasonable discretion.

     29. Access to Premises. Tenant shall permit Landlord and its employees and agents access to the Leased Premises at all reasonable hours for the purpose of examining the Leased Premises, erecting and maintaining pipes and conduits in and through the Leased Premises and making any repairs, alterations or additions which the Landlord may deem reasonably necessary for the safety, preservation or improvement of the Leased Premises or the Building. Landlord shall be allowed to take all materials into and upon the Leased Premises that may be required therefore and to perform such acts as may be reasonably required and without same constituting an eviction of Tenant in whole or in part, unless said action significantly impairs Tenant's ability to conduct its business. Landlord will use its best efforts to insure that any interference with Tenant's quiet enjoyment to the Leased Premises is minimized. Except as otherwise expressly provided in this Lease, Rent shall not abate while any such repairs, alterations, improvements or additions are being made. Nothing contained in this Paragraph shall be deemed to impose upon Landlord any greater or additional obligation for the care, supervision or repair of the Building or of the Leased Premises which is not otherwise provided for in this Lease or is otherwise imposed by law.

     30. No Representations by Landlord. Except as otherwise expressly set forth in this Lease, Landlord makes no representations or warranties with respect to the Building or the Leased Premises.

     31. Name of Building. Landlord shall have the right from time to time to name the Building and to change the name and/or address of the Building, and shall not be responsible for costs or damages, if any, claimed by Tenant as a consequence thereof.

     32. Definition of Landlords/Liability of Landlord. The term "Landlord" as used in this Lease so far as covenants, agreements, stipulations or obligations on the part of the Landlord are concerned shall be limited to mean and include only the owner or owners at the time in question of the fee of Leased Premises.

     If Landlord shall fail to perform any covenant provision, agreement, stipulation, term or condition of this Lease upon Landlord's part to be performed, and if as a consequence of such default Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Building and out of rents or other income from such property receivable by Landlord, and Landlord shall not be liable for any deficiency.

     33. Building Signage. The Tenant hereby acknowledges that as of the date of this Lease there exists two (2) signs on the exterior of the Building; both of which face the I-696 freeway. To the extent allowed by the city, municipality, or other governmental authority with present or future jurisdiction over the Building (the "City"), Landlord shall, in turn, allow an additional sign on the Building (the "Sign"); however, Tenant agrees that any such permission from Landlord shall in no way constitute permission from the City. The Sign shall be in a location on the Building acceptable to Landlord in its sole and absolute discretion. The sign shall bear the symbols CBSI and shall be non-illuminated. The specifications of the Sign must be approved by Landlord in its sole and absolute discretion. Tenant shall bear all costs relating to the design and installation of the Sign. To the extent that the City determines that the Sign be removed from the Building, the Tenant agrees to do so at its own expense, and to the extent that Tenant fails to remove the Sign, Landlord shall remove same at Tenant's expense. Unless otherwise provided herein, Landlord shall be held harmless by Tenant for any loss or damage with respect to the Sign. To the extent that any beneficiaries elect to abandon their rights to the existing sign and the city allows the continuance of said signage, Tenant shall have the right of first refusal to install its sign in accordance with the provisions hereof; however, in no event shall Tenant be permitted to have more than one (1) sign on the Building.

     34. Security Deposit. As security for the faithful performance by Tenant of all of the terms and conditions upon the Tenant's part to be performed, Tenant has this day deposited with Landlord under this Lease the sum designated as "Security Deposit" on the Schedule of Rents attached to this Lease, which shall be returned to Tenant, without interest, following the Expiration Date, provided that Tenant has fully and faithfully performed all of the material terms, covenants and conditions on its part to be performed. Landlord shall have the right (but not the obligation) to apply and/or offset any part of said deposit to cure any default of Tenant. Landlord shall not be obligated to keep such security deposit as a separate fund but may mix such security deposit with Landlord's own funds and utilize said funds at Landlord's discretion. Tenant may not apply the security deposit to the last month's rent.

     In the event of a sale of the Building or lease of the land on which it stands, the Landlord shall have the right to transfer the security deposit to the vendee or lessee and upon such transfer the Landlord shall be released by the Tenant from all liability for the return of such security deposit, and Tenant shall look solely to the new Landlord for the return of such security deposit. Tenant hereby agrees not to look to the Landlord's mortgagee, as mortgagee, mortgagee in possession, or successor in title to the property on which the Building is located, for accountability for any security deposit required by the Landlord hereunder, unless said sums have actually been received by said mortgagee as security for the Tenant's performance of this Lease.

     The security deposited under this Lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord, and any attempt to do so shall be void. In the event of any rightful and permitted assignment of this Lease, the said security deposit shall be deemed to be held by Landlord as a deposit made by the assignor.

     35. Holding over. In the event of Tenant holding over the termination of this Lease, thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary, and after three (3) months Tenant shall pay to Landlord a daily occupancy charge equal to Five (5%) percent of the monthly rental applicable during the last month of the term hereof (plus all other charges payable by Tenant under this Lease) for each day from three (3) months after the expiration or termination of this Lease until the date the Leased Premises are delivered to Landlord in the condition required herein, and Landlord's right to damages to such illegal occupancy shall survive.

     36. Utilities and Services. Landlord shall, unless otherwise provided herein, furnish the Leased Premises and the Building with heat, air conditioning, water and sewer services. Landlord shall not be liable or responsible for any interruption in such utilities or other services due to causes beyond Landlord's reasonable control or for interruptions in connection with the making of repairs or improvements to the Leased Premises or the Building.

     a. Landlord shall redistribute or furnish electrical energy to or for the use of Tenant in the Leased Premises for the operation of the electrical facilities installed in the Leased Premises in accordance with the provisions of this Lease.

     b. The plans and specifications to be submitted by Tenant pursuant to Paragraph 26 of this Lease shall include electrical circuitry information and shall specify Tenant's needs with respect thereto. Simultaneously with the submission of the plans and specifications, Tenant also shall submit a comprehensive list of the particular electrical and electronic equipment and appliances Tenant proposes to use in the Leased Premises. Landlord and Tenant shall mutually determine which of such items constitute ordinary and extraordinary electrical energy demands hereunder. Landlord reserves the right to designate which circuits within the Leased Premises may be used solely for items involving ordinary demands and may separately meter circuits to be used for items involving extraordinary demands. In any event, Landlord shall be responsible only for the cost of a mutually agreed upon standard electrical circuitry, and Tenant shall bear the entire cost of any additional circuitry, including all additional risers and other equipment, to be used in connection with items involving extraordinary electrical demands.

     c. Tenant's use of electrical energy in the Leased Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Leased Premises. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building's electric service, Tenant shall not, without Landlord's prior written consent in each instance, connect to the Building electric distribution system, any fixtures, appliances or equipment other than lamps, typewriters and similar small office machines which operate on a voltage in excess of one hundred ten
(110) volts (with the exception of four (4) 220 volt outlets as hereby agreed upon) or make any alteration or addition to the electrical system of the Leased Premises. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be paid by Tenant upon Landlord's demand.

     d.   Deleted.

     e. Based upon the information supplied by Tenant under Paragraph 36.b above, Landlord, in its reasonable discretion, may also determine whether any electrical and electronic equipment proposed for use in the Leased Premises, including but not limited to computers and word processing equipment, would have a BTU output which would require cooling capacity in excess of that required by a normal business office not using such equipment. If Landlord reasonably determines that additional cooling is needed, Tenant shall be required to provide (and pay the entire cost of, including labor and materials) an additional cooling system for the Leased Premises acceptable to Landlord. Such system shall be separately metered and billed to tenant.



     37. Entire Agreement. This Lease and the exhibits attached to this Lease constitute the entire agreement of the parties hereto; all prior agreements between the parties, whether written or oral, are merged herein and shall be of no force and effect. This lease cannot be changed, modified or discharged orally but only by an agreement in writing, signed by the party against whom enforcement of the change, modification or discharge is sought.

     38. Notices. Unless otherwise specified in this Lease, whenever under this Lease a provision is made for notice of any kind, it shall be deemed sufficient notice and service thereof if such notice to Tenant is in writing addressed to Tenant at its last known post office address, or at the Leased Premises, and deposited in the mail, certified or registered mail, with postage prepaid, and if such notice to Landlord is in writing, addressed to the last known post office address of Landlord and deposited in the mail, certified or registered mail, with postage prepaid, Tenant agrees to send to Landlord's first Mortgagee a duplicate copy of any notice sent to Landlord under this Lease, provided Landlord sends Tenant written notice of the name and address of said first Mortgagee. Notice need be sent to only one Tenant or Landlord where Tenant or Landlord is more than one person.

     39. Assignment of Lease. Tenant acknowledges and agrees that Landlord may assign, at any time prior, during or subsequent to the Lease Term, all, or any portion, of Landlord's right, title and interest in this Lease, as additional security for the purpose of obtaining a mortgage or other financing for the ownership, construction, improvement and/or operation of the Building. Tenant agrees to pay all rent required hereunder to any aforesaid Mortgagee upon receiving notice from such Mortgagee. Any sums paid by Tenant pursuant to any aforesaid assignment of lease shall be fully credited against Tenant's obligations under this Lease.

     40. Successors. This Lease shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, administrators, executors, representatives, successors and assigns.

     41.  Miscellaneous.

     a. Delays. If Landlord is delayed or prevented from performing any act required under this Lease by reason of strikes, lockouts, labor troubles, inability to procure materials, failure to power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of Landlord, then, unless otherwise provided in Paragraph 2 of this Lease, the performance of such act shall be excused for the period of the delay, and the period for the performance of such act shall be extended for a period equivalent to the delay. The provisions of this Paragraph 41.a. shall not operate to excuse Tenant from prompt payment of Rent, or any other payments required by the terms of this Lease.

     b. Recording. Tenant shall not record this Lease without the written consent of the Landlord. Landlord shall permit Tenant, at Tenant's sole cost and expense, to record a memorandum of this Lease in a form and content mutually acceptable to the parties.

     c. Liens. In the event mechanic's lien(s) shall be filed against the Leased Premises or Tenant's interest as a result of the work undertaken by Tenant, Tenant shall, within ten (10) days after receipt of notice, discharge such lien(s) by payment of the indebtedness or by filing a bond (as provided by statute) as security therefor. In the event Tenant shall fail to discharge such lien, Landlord shall have the right (but is not obligated) to discharge by filing such bond, and Tenant shall pay the cost of the bond to Landlord as additional Rent upon the first day that rent shall be next due thereunder, or if no rent is due, then within five (5) days following Landlord's request therefor.

     d. Legal Expenses. If suit shall be brought for recovery of possession, for recovery of any Rent, or because of a breach of any term, condition, or covenant of this Lease by either party hereto, then, the prevailing party shall be entitled to reasonable attorney's fee.

     e. Real Estate Brokers. Each party to this Lease represents that it has had no dealings with any real estate broker, finder or other person with respect to this Lease in any manner except as designated on the Schedule of Rents attached hereto, whose commissions or fees, if any, shall be, unless as otherwise herein provided, payable by Landlord in accordance with the provisions of a separate commission contract. Except for such broker, each party to this Lease shall indemnify and hold the other party harmless from all damages resulting from any claims which may be asserted against the other party by any broker, finder or other person with whom the indemnifying party has or purportedly has dealt.

     f. Applicable Law. This Lease shall be governed by and construed in accordance with the laws of the State of Michigan. The unenforceability, invalidity or illegality of any term or provision of this Lease shall not render any other term or provision unenforceable, invalid or illegal.

     g. Construction and Interpretation of Agreement and Use of Pronouns. Nothing contained in this Lease shall be deemed or construed to create the relationship of principal and agent or of partnership or joint venture between the parties to this Lease. Nothing contained in this Lease shall be construed to limit the right of Landlord to rent any portion of the Building not covered by this Lease upon any terms or conditions whatever, and for any use or purpose Landlord desires. Whenever the singular number is used in this Lease, the same shall include the plural and any gender shall include any other genders, when required by the context of this Lease. If any language is stricken or deleted from this Lease, such language shall be deemed never to have appeared herein, and no other implication shall be drawn therefrom.

     h. Building Fees. Any fees or payments due to any building inspector, municipality or governmental authority in consideration of the construction of any Tenant's initial improvements as provided for under this lease, or as a permit fee for occupancy of the Leased Premises shall be paid by Landlord. Any similar fees or payments incurred for subsequent construction or improvements to the Leased Premises shall be paid by Tenant.

     i. Lease Guarantee Insurance. If Landlord shall decide to apply for Lease Guarantee Insurance relating to this Lease, Tenant shall fully cooperate with Landlord therein and make available any and all information required by Landlord to make and process such application.

     j. Captions and Section Numbers. The captions, section numbers, and article numbers appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles of this Lease nor in any way affect this Lease.

     k. Required Consent. Wherever in this agreement the Consent of either party is required, it is specifically agreed, unless otherwise provided, that such consent shall not be unreasonably withheld.

     l. Services. Provided there are no existing material defaults under the Lease, Landlord agrees to provide Tenant with janitorial services as specified in Exhibit D and allow Tenant use of elevators, rest rooms and other common areas and utilities as provided in Paragraph 36. In addition, Landlord shall furnish heat and air conditioning to the Leased Premises during normal business hours of 7:00 A.M. to 7:00 P.M. Monday through Friday and 9:00 A.M. through 1:00 P.M. on Saturday.

     m. Definition of "Promptly". Wherever either party hereto is required to act or perform an obligation "promptly," "promptly" shall be determined to be whatever is commercially reasonable under the relevant circumstances of any particular situation.

     n. Disclosure. Landlord represents and warrants that the owner of the property is Orchard Ridge Office Park Limited Partnership, a Michigan Limited Partnership and that the mortgagee is The Travelers Companies. Landlord further represents that there is only one mortgagee at the time of executing this Lease.

IN WITNESS WHEREOF, the parties have hereto set their hands as of the day and year first above written.



WITNESSES:                                LANDLORD:

                                          ORCHARD RIDGE OFFICE PARK
                                          LIMITED PARTNERSHIP

    MATT WICK                         By:      Enriko Sasson
--------------------------                ----------------------------

                                     Its:       General Partner
                                          ----------------------------

                                          TENANT:

                                          COMPLETE BUSINESS SOLUTIONS,
                                          INC., A MICHIGAN CORPORATION

   ROBERT B. LABE                    By:         Tim Manney
--------------------------                ----------------------------

                                     Its:   Chief Financial Officer
                                          ----------------------------

                              SCHEDULE OF RENTS



SCHEDULE OF RENTS attached to and made a part of Lease between undersigned Landlord and Tenant dated October 22, 1992.



                 MONTHS           MONTHLY RENT
                 ------           ------------
                 1                $     0.00
                 2-12             $14,175.75
                 13               $     0.00
                 14-24            $21,701.13
                 25               $     0.00
                 26-36            $21,701.13
                 37               $     0.00
                 38-65            $21,701.13



     Landlord and Tenant agree that the first three (3) monthly Rent payments shall be assigned to Friedman Real Estate Group, Inc. as commission for this Lease transaction. As a result of such assignment, it is understood and agreed that Tenant's rent not be classified as "unpaid" thereby putting the Tenant in default under the terms and conditions of this Lease.

     Minimum insurance limits are $1,000,000 per person, $1,000,000 per casualty, and $1,000,000 per occurrence of property damage.

     The security deposit is equivalent to the average of one month's rent: $19,092.15.



                                LANDLORD:

                                ORCHARD RIDGE OFFICE PARK LIMITED
                                PARTNERSHIP

                                By:         Enriko Sasson
                                     ------------------------------

                                Its:        General Partner
                                     ------------------------------

                                TENANT:

                                COMPLETE BUSINESS SOLUTIONS, INC.,
                                A MICHIGAN CORPORATION


                                By:         Tim Manney
                                     ------------------------------

                                Its:     Chief Financial Officer
                                     ------------------------------

                     RIDER TO LEASE DATED OCTOBER 22, 1992
                   32605 W. 12 Mile Rd., Farmington Hills, MI



     A. With respect to a transfer, sale, issuance, or other disposition of a controlling interest in the ownership of Tenant ("Transfers"), the following Transfers shall be exempted from the definition of an assignment of the Lease pursuant to Paragraph 7 of the Lease.

          1. Direct or indirect Transfers to employees for any reason, including an Employee Stock Ownership Trust or Plan.

          2. Direct or indirect Transfers to family members or trusts or other entities established for the benefit of family members or controlled by family members.

          3. Direct or indirect Transfers to any controlled entity or entities, including the consolidation of related or affiliated companies or entities into one or more parent companies or entities.

          4. Direct or indirect Transfers to an entity that is equal to or greater in financial strength than the Tenant.

       Landlord agrees not to withhold its consent to the assignment of the Lease provided the assignee is credit worthy and has financial strength which is equal to or greater than Tenants current principal. In the alternative, Landlord will accept the personal guarantees of the principal stockholders to secure the prompt and faithful performance of the Tenants obligations hereunder, financial and otherwise, for the balance of the lease term including any extensions or renewals thereof.

     B. Tenant shall have, to the extent the Landlord is able to grant same, at the then market rental rates, the right of first refusal to lease the suite across the corridor from the Leased Premises and located at the furthest southeast corner of the second floor of the west wing of the Building and consists of approximately 1,800 square feet. Upon written notice from Landlord that it has a perspective Tenant for such space Tenant shall have seven (7) days from receipt of said notice to notify Landlord in writing of its intent to exercise its option to lease these additional premises. Failure by Tenant to notify Landlord as provided shall release Landlord of further obligations to Tenant hereunder. The contiguous space provided by this right of first refusal shall be co-terminous with the existing space.

     C. Provided Tenant is not in arrears for rent or otherwise in default under the terms of this Lease, Landlord shall grant an option to Tenant to enter into another lease for an additional term if five (5) years, after the expiration of this Lease, upon terms and conditions which shall be mutually agreeable to the parties. Tenant must give Landlord written notice of its intent to exercise this option within 180 days before the Lease Expiration Date, and

Landlord and Tenant must arrive at an agreement with respect to the terms and conditions of the Lease within ninety (90) days of the Lease Expiration Date. In the event Tenant fails to give proper notice and/or the parties fail to agree upon terms and conditions of such additional Lease within the time required hereunder, then, and in such event, this option shall be null and void and the Tenant shall have no rights hereunder.

     D.   Tenant shall be allowed 5 reserved parking spaces.

     E. The "Schedule of Rents" of this Agreement, shall be modified as appropriate to reflect the date subject rents are to commence and end once the actual date of occupancy is established.

     F. As long as the Tenant is not in material default on their Lease with Landlord, Landlord grants to Tenant the right to use the following furniture and furnishings at no cost to Tenant:

          3 - Modular systems with green fabric.

          4 - Metal desks with wood tops.

Tenant acknowledges that this furniture is the property of Landlord's and will return same to Landlord at the end of the Lease Term in as good as condition as received. Normal wear and tear excepted.



                                      LANDLORD:

                                      ORCHARD RIDGE OFFICE PARK LIMITED
                                      PARTNERSHIP

                                      By:        Enriko Sasson
                                           ---------------------------
                                      Its:       General Partner
                                           ---------------------------

                                      TENANT:

                                      COMPLETE BUSINESS SOLUTIONS, INC.,
                                      A MICHIGAN CORPORATION

                                      By:  Tim Manney
                                           ---------------------------
                                      Its: Chief Financial Officer
                                           ---------------------------

                                                              EXHIBIT A-8

                                 [FLOOR PLAN]

                                   EXHIBIT B
                                 MAP OF GROUNDS

                                   EXHIBIT C
                         Building Standard Improvements


PARTITIONING STANDARDS:         The allowance for interior partitions is five
                                percent of the square footage of space leased
                                (Example: 3,000 sq. ft. = 150 lineal feet of partitioning.) Partitions to be measured through doors. The typical wall construction is steel stud, 1/2" drywall and paint.

INTERIOR OFFICE DOORS:          Flush panel, solid core, prefinished, with
                                Hollow Metal frame. One (1) interior door provided for every 25 lineal feet of 5% wall partitioning allowance (Example: 3,000 sq. ft =
                                150 lineal feet of partitioning allowance - by 25 lineal feet = 6 doors).

CARPET STANDARDS:               All areas will be carpeted with carpeting (glued
                                down) no padding, from the building standard carpet selections.

SUITE ENTRANCE DOOR:            Landlord will provide one solid core oak
                                entrance door with security lock and side lite.

LIGHTING STANDARDS:             Ceiling Fixtures - 2' x 4' recessed fluorescent
                                fixtures installed in all office areas to provide a minimum of 80 foot candles of illumination at and over desks. Fluorescent fixtures installed in all storage and hallway areas to provide a minimum illumination of 50 foot candles at desk height. One light per 100 square feet of space leased.

ELECTRIC WALL OUTLETS:          One (1) 110 volt duplex outlet per 250 square
                                feet of leased space.

DESK PHONES:                    One (1) phone outlet per 300 square feet of
                                leased space.

CEILING: Landlord will provide a 2' x 4' grid system (white finish) installed prior to construction of all partitions. Grid pattern and ceiling heights established by basic building plans.

FLOOR LOADING:                  Floors have been designed for a live load of 100
                                pounds per square foot.

WINDOW COVERING:                Landlord shall provide horizontal blinds on all
                                exterior windows.

SOUND CONDITIONING:             Sound conditioning shall be installed in
                                building hallway walls and suite demising walls.

                                   EXHIBIT D

                              Janitorial Services



DAILY SERVICES:  (Five Times Per Week)

1.      Empty waste baskets.

2.      Empty and clean ash trays, including those in public areas.

3.      Dust desk tops which are clear of working papers.

4.      Sweep or vacuum entire floor area - public and private.

5.      Toilet Rooms:

        (a)     Empty all waste receptacles.

        (b)     Sweep and wet mop floors.

        (c)     Clean and disinfect all fixtures and clean mirrors and shelves.

6.      Clean and disinfect drinking fountains and water coolers.

7.      Police parking areas for rubbish and trash.

WEEKLY EXPENSES:

1.      Damp mop floors, stairways, lobbies and corridors.

MONTHLY SERVICES:

1.      Strip, wax and polish floor in lobby area and aisles.

2.      Dust window blinds.

3.      Wash all glass in office partitions.

4.      Wash outside and inside building entry mats

SEMI-ANNUAL SERVICES:

1.      Power scrub tile areas and wax or apply floor treatment.

2.      Wash windows.

SEASONABLE SERVICES:

1.      Snow removal from concrete walks as necessary.

2.      Snow plowing of the parking lots as necessary.

3.      Lawn cutting service of green areas as required.

                                   EXHIBIT E

                             Rules and Regulations

A. No sign, picture, lettering, notice or advertisement of any kind shall be painted or displayed on or from the windows, doors, roof or outside walls of the building in which the leased premises are located. All of Tenant's interior sign painting or lettering shall be done by Landlord in accordance with Landlord's specifications and the cost thereof shall be paid by Tenant.

B. Vending machines will not be permitted to be installed by anyone but the Landlord.

C. No electric or other wires for any purpose shall be brought into the leased premises without Landlord's written permission specifying the manner in which same may be done. Boring, cutting or stringing of wires shall not be done without Landlord's prior written permission. Tenant shall not disturb or interfere with the electric light fixtures and all work upon or alterations to the same shall be done by persons authorized by Landlord.

D. Water closets and other toilet fixtures shall not be used for any purpose other than that for which the same is intended, and any damage resulting to same from Tenant's misuse shall be paid for by Tenant. No person shall waste water by interfering or tampering with the faucets or otherwise.

E. No person shall disturb the occupants of this or adjoining buildings or premises by the use of radios, television sets, loudspeakers, musical instruments, or by making loud or disturbing noises.

F. No bicycle or other vehicle, and no dog or other animal shall be allowed in offices, halls, corridors, or elsewhere in the building.

G. All safes, equipment or other heavy articles shall be carried in or out only at such time and in such manner as shall be prescribed in writing by Landlord, and Landlord shall have the right to specify the proper position of any safe, equipment or other heavy article which shall only be used by Tenant in a manner which will not interfere with or cause damage to the lease premises or the building in which they are located, or to the other tenants in a manner which will not interfere with or cause damage to the lease premises or the building in which they are located, or to the other tenants or occupants of the building. Tenant shall be responsible for any damage to the building or the property of its tenants or others and injuries sustained by any person resulting from the use of moving of such articles in or out of the leased premises, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.


H. No additional lock or locks shall be placed on any door in the building without Landlord's prior written permission. A reasonable number of keys will be furnished by Landlord, and Tenant shall not make or permit any duplicate keys to be made.

I. Tenant shall not install or operate any steam or gas engine or boiler or carry on any mechanical business on leased premises, or use oil, burning fluids, camphene or gasoline for heating or lighting, or for any other purpose. No article deemed extra hazardous on account of fire or other dangerous properties, or any explosive, shall be brought into the leased premises. This prohibits the use of hot plates (cooking) and only approved electric percolators shall be permitted.

J. The leased premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

K. Landlord shall have the right to enter upon the leased premises at all reasonable hours for the purpose of inspecting the same.

L. Wherever the word "Tenant" occurs, it is understood and agreed that it shall mean Tenant's associates, agents, clerks, servants and visitors. Wherever the word "Landlord" occurs, it is understood and agreed that it shall mean Landlord's assigns, agents, clerks, servants

M. Landlord shall have the right to enter the leased premises at hour: convenient to the Tenant for the purpose of exhibiting the same to prospective Tenants within the sixty (60 day period prior to the expiration of this lease, and may place signs advertising the leased premises for rent on the windows and doors of the premises at any time within said sixty (60) day period.

N. Each Tenant, before closing and leaving the premises at any time, shall see that all Tenant entrance doors are closed and locked, and that building security regulations are followed. In the event Tenant installs or causes to be installed any internal security system within and for the premises, Tenant shall notify Landlord of such installation in advance, and shall provide Landlord with means of access to the Premises at all times. Tenant shall pay all costs and expenses attributable to such system and any distribution it may cause by way of (but not limited to) false alarms.

O. Canvassing soliciting and peddling in the building are prohibited and each Tenant shall cooperate to prevent same.

P. There shall not be used in any space, or in public halls of the building, either by Tenant its servants, agents, employees, visitors or licensees or by jobbers or others, in the delivery or receipt of merchandise, hand truck, except those equipped with rubber tires and side guards.

Q. Without first obtaining Landlord's written permission, no Tenant shall install, attach, or bring into the demised premises any instrument, duct, refrigerator, air conditioner, water cooler, or any other appliance requiring the use of gas, electric current or water. Any branch of this convenient will authorize the Landlord to enter the demised premises and remove whatever Tenant may have so installed, attached or brought in, and charge the cost of such removal and any damage that may be sustained thereby, as additional rent, payable at the option of Landlord, immediately or with the next month's rent occurring under this Lease.

R. Each Tenant shall be responsible for all persons authorized to have access to the building and shall be liable to Landlord for all their acts or neglects while in the building. Landlord may require all persons given access to the building during nonbusiness hours to sign a register on entering and leaving the building.

S. Safes and/or other heavy times shall not be brought into the building or located in the premises without the Landlord's prior written approval.

T. No Tenant, nor any Tenant's servants, employees, agents, or licensees shall at any time bring or keep upon the demised premises any flammable, combustible, or explosive fluid, chemical or substance.

U. Tenant shall not do any cooking, conduct any restaurant, luncheonette, or cafeteria for the sale or service of food or beverages to its employees or to others, or cause or permit any odors of cooking or other process of any unusual or objectionable odors to emanate from the demised premises.

V. Tenant and its employees shall park only in strict compliance with all signs posted and regulations issued by owner, within spaces designated for parking, and not in such a manner as to block other parking spaces, drives loading areas or fire lanes. Tenant hereby authorizes Landlord to remove any improperly parked vehicle from the parking lot, at Tenant's sole risk and expense. To facilitate security arrangements and parking controls, a list of the names of Tenant's employees working in the building and of their vehicle license number shall be furnished to the Landlord upon request.

     Building directory tablet will be furnished by the Landlord and the number of lists thereon for each Tenant shall be at the discretion of the Landlord. Landlord shall have the right to prohibit any advertising by the Tenant which, in Landlord's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising. Tenant shall not use the name of the building or its owner on any advertising without the express written consent of Landlord. Directory signs shall not contain a description of the nature of Tenant's business.

X. Tenant hereby agrees not to handle, store or dispose of any hazard or toxic waste or substance upon the Premises which is prohibited by any federal, state or local statutes, ordinances or regulations. Tenant hereby covenants to indemnify and hold landlord, its successors and assigns, harmless from any loss, damage, claim, costs, liabilities or cleanup costs arising out of Tenant's use, handling, storage or disposal of any such hazardous or toxic wastes or substances on the Premises.

                     RIDER TO LEASE DATED OCTOBER 22, 1992
                   32605 W. 12 Mile Rd., Farmington Hills, MI

     A. Tenant is hereby granted an option to pay for its Tenant Improvements (as defined in the Lease) for the sum of $100,000.00 (the "Option").

     B. In the event that Tenant shall exercise this Option, the following SCHEDULE OF RENTS to the Lease will in effect:

             MONTHS                  MONTHLY RENT
          1                     $            0.00
          2 - 11                        14,175.00
          12                             4,175.75
          13 - 14                            0.00
          15 - 19                       21,701.13
          20                            11,701.13
          21 - 23                       21,701.13
          24                            11,701.13
          25 - 26                            0.00
          27 - 31                       21,701.13
          32                            11,701.13
          33 - 35                       21,701.13
          36                            11,701.13
          37 - 38                            0.00
          39                            21,701.13
          40                            16,701.13
          41                            21,701.13
          42                            16,701.13
          43                            21,701.13
          44                            11,701.13
          45 - 65                       21,701.13

     C. Upon the exercise of this option, the total rent for the Leased Premises during the Term of the Lease, as set forth in Paragraph 3. of the Lease, will be reduced to $1,105,886.36.

     D.   This Option shall expire on May 31, 1993.

     E. No other provision of the Lease, except as set forth herein, shall be effected by the exercise of this Option.

                                        LANDLORD:

                                        ORCHARD RIDGE OFFICE PARK
                                        LIMITED PARTNERSHIP

                                        By: Matt Wick
                                           -----------------------------
                                        Its: General Agent
                                            ----------------------------

                                             TENANT:

                                             COMPLETE  BUSINESS  SOLUTIONS,
                                             INC., A MICHIGAN CORPORATION

                                             By: Tim Manney
                                                ---------------------------

                                             Its: Chief Financial Officer
                                                 --------------------------

                     RIDER TO LEASE DATED OCTOBER 22, 1992
                   32605 W. 12 MILE RD., FARMINGTON HILLS, MI

     A. Tenant shall be granted an option to pay for the balance of its Tenant Improvements (as defined in the Lease) for the sum of Eighty Thousand Two Hundred and 00/100 Dollars ($80,200.00).

     B. In the event that Tenant shall exercise this Option, the Lease Premises (as defined in the Lease) shall be modified to consist of 20,701 square feet constituting eighteen percent 18% of the Building, and Exhibit A attached to the Lease shall be modified to include the space in the exhibit attached hereto.

     C.   This Option shall expire on August 31, 1993.

     D. All other provisions of the Lease shall remain unchanged and in full force and effect.

                                        LANDLORD:

                                        ORCHARD RIDGE OFFICE PARK
                                        LIMITED PARTNERSHIP

                                        By:  Matt Wick
                                           --------------------------
                                        Its:  General Agent
                                            -------------------------

                                        TENANT:

                                        COMPLETE BUSINESS SOLUTIONS, INC.,
                                        a Michigan Corporation

                                        By:  Tim Manney
                                           --------------------------
                                        Its:  Chief Financial Officer
                                            -------------------------

                            PHASE II EXPANSION PLAN

                                  [GRAPHIC]

                          PHASE II - 2ND - C.B.S.I.
                             EXPANSION - PLAN "A"
                          -------------------------
                          7-27-93     1/8" = 1'0"

                              ESTOPPEL CERTIFICATE

The Travelers Companies
201 East 5th Street, Suite 1420
Cincinnati, Ohio 45202-4115

     RE: Leased Premises known as 32605 West Twelve Mile Road, Suite 115 and Suite 250, Farmington Hills, Michigan 48334

Ladies and Gentlemen:

     Respecting that certain Lease dated October 22, 1992 and Amendment to Lease dated October 1, 1993 (herein cumulatively the "Lease) with Orchard Ridge
Office Park Limited Partnership as Landlord, Tenant hereby certifies that it has unconditionally accepted possession of the premises described in said Lease and that said Lease is in full force and effect and has not been modified, supplemented, or amended in any way and that the date of commencement of the Term of the Amendment to Lease is January 6, 1994 and the end of the Term of the Lease is June 15, 1998, unless sooner terminated as therein provided.

     Undersigned further certifies that all terms and conditions to be performed by the Landlord under the Lease has been or are being satisfied and that on this date there are not existing defenses of offsets which the undersigned has against the full enforcement of the Lease as amended by Landlord and that no Rent has been paid in advance (except as provided in the Lease) and that Rent has continued to be paid in accordance with the Lease since the Commencement.

     Tenant is in occupancy of the Leased Premises, and there is ongoing full operation of Tenant's business at the Leased Premises being conducted by named Tenant during normal business hours.

     Undersigned further agrees not to look to The Travelers Companies as mortgagee, mortgagee in possession, or successor in title to the property for accountability for any Security Deposit required by the Landlord under the Lease unless such sums have actually been received by the Travelers Companies as cash security for Tenant's performance of the Lease.

     Tenant understands that the Lease may be assigned as collateral security for a mortgage loan to be granted to Landlord by The Travelers Companies under a Collateral Assignments of Lease from containing (among others) the agreements by and restrictions on Landlord that, without your prior written authorization as Assignee, Landlord will not thereafter modify, terminate, or accept surrender of the Lease and will not reduce, abate, or accept prepayment of any Rent (except Rent paid in advance). Tenant acknowledges its Landlord's agreements and the restrictions on Landlord's rights under said Assignment and hereby agrees to be bound by said agreements and restrictions.

TENANT:

COMPLETE BUSINESS SOLUTIONS, INC.

By: Tim Manney
   --------------------------------------
    Tim Manney, Chief Financial Officer

Date: 1/18/94
     ------------------------------------

                                    RECEIPT


                                January 6, 1994

I hereby acknowledge receipt on this 18th day of January 1994 two (2) keys for Suite 115 of the Orchard Ridge Office Park located at 32605 West Twelve Mile Road, Farmington Hills, Michigan.

COMPLETE BUSINESS SOLUTIONS, INC.

By: Tim Manney
   --------------------------

Its: Chief Financial Officer
    -------------------------

                              AMENDMENT TO LEASE

     THIS AMENDMENT TO LEASE is dated this 1st day of October 1993 between Orchard Ridge Office Park Limited Partnership, a Michigan Limited Partnership, whose address is 32605 West Twelve Mile Road, Suite 290, Farmington Hills, Michigan 48334 ("Landlord") and Complete Business Solutions, Inc., a Michigan Corporation, whose address is 32605 West Twelve Mile Road, Suite 250, Farmington Hills, Michigan 48334 ("Tenant").

                              W I T N E S S E T H

     WHEREAS, Landlord and Tenant executed a certain Lease and Riders to Lease dated October 22, 1992 for Suite 250 of the office building located at 32605 West Twelve Mile Road, Farmington Hills, Michigan.

     WHEREAS, the Lease provides for, among other things, a commencement date of January 16, 1993 and an expiration date of June 15, 1998.

     WHEREAS, Landlord and Tenant desire to amend the Lease to include the rental of Suite 115.

     NOW THEREFORE, in consideration of the mutual covenants between Landlord and Tenant and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows.

          1.   Paragraph 1 of the Lease is amended as follows:

               a. The Leased Premises include Suite 115 which is located on the first-floor of the west-wing of the Building.

               b. The Leased Premises consist of 23,171 square feet, which includes 2,470 square feet for Suite 115.

               c. The Leased Premises constitute 20.09% of the Building, which includes 2.09% for Suite 115.


          3. Paragraph 2 of the Lease is amended to provide for a Lease Term for Suite 115 to commence on or before November 1, 1993 and end on June 15, 1998.

          4. Paragraph 3 of the Lease is amended to reflect the Rent of $1,277,242.61 for the Leased Premises, which includes Rent of $171,356.25 for Suite 115.

          4. The Schedule of Rents is amended to provide for the following monthly rental for Suite 115.


        MONTHS          PERIOD COVERED                  MONTHLY RENT
        ------          --------------                  ------------

        1-55         11/01/93 thru 05/31/98              $3,087.50
        55.5         06/01/98 thru 06/15/98              $1,543.75

                4. Exhibit A of the Lease is amended to include the attached Floor Plan for Suite 115.

                5. All other terms and conditions of the Lease are hereby ratified and confirmed and remain in full force and effect.

        IN WITNESS WHEREOF, this Amendment to Lease has been executed by the parties hereto as of the day and year first above written.


WITNESS:                        LANDLORD:

                                ORCHARD RIDGE OFFICE PARK LIMITED
                                PARTNERSHIP

Jasna Rajsic                    By: Matt Wick
------------------------           -------------------------------

                                Its: General Business Agent
                                    ------------------------------


                                TENANT:

                                COMPLETE BUSINESS SOLUTIONS, INC.


Brenda Guinn                    By:   Tim Manney
------------------------           -------------------------------

                                Its:  Chief Financial Officer
                                    ------------------------------

                                   FLOOR PLAN


                              C.B.S.I. EXPANSION

                           SECOND AMENDMENT TO LEASE

        THIS AMENDMENT TO LEASE is dated this 14th day of June 1994 between Orchard Ridge Office Park Limited Partnership, a Michigan Limited Partnership, whose address is 32605 West Twelve Mile Road, Suite 290, Farmington Hills, Michigan 48334 ("Landlord") and Complete Business Solutions, Inc., a Michigan Corporation, whose address is 32605 West Twelve Mile Road, Suite 250, Farmington Hills, Michigan 48334 ("Tenant").

                              W I T N E S S E T H

        WHEREAS, Landlord and Tenant executed a certain Lease and Riders to Lease dated October 22, 1992 for Suite 250 and an Amendment to Lease dated October 1, 1993 for Suite 115 of the office building incated at 32605 West Twelve Mile Road, Farmington Hills, Michigan.

        WHEREAS, the Lease provides for, among other things, a commencement date of January 16, 1993 and an expiration date of June 15, 1998.

        WHEREAS, Landlord and Tenant desire to amend the Lease to include the rental of additional space more commonly known as Suite 130.

        NOW THEREFORE, in consideration of the mutual covenants between Landlord and Tenant and other good and valuable consideration, the adequacy sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows.

          1. Paragraph 1 of the Lease is amended to reflect that the Leased Premises consist of 25,571, which includes 2,400 square feet for Suite 130.

          2. Paragraph 1 of the Lease is further amended to reflect that the Leased Premises constitute 22.12% of the Building, which includes 2.03% for Suite 130.

          3. Paragraph 2 of the Lease is amended to provide for a Lease Term for Suite 130 to commence on or about June 20, 1994 and to end on June 15, 1998.

          4. Paragraph 3 of the Lease is amended to reflect the Rent of $1,438,762.61 for the Leased Premises, which includes Rent of $161,520.00 for Suite 130.

          5. The Schedule of Rents is modified to provide for the following monthly rental for Suite 130.


        PERIOD COVERED                          MONTHLY RENT
        --------------                          ------------

        06/20/94 thru 06/30/94                    $1,320.00
        07/01/94 thru 09/30/94                    $    0.00
        10/01/94 thru 05/31/98                    $3,600.00
        06/01/98 thru 06/15/98                    $1,800.00

                6. Exhibit A of the Lease is amended to include the attached Floor Plan for the Additional Space.

                7. All other terms and conditions of the Lease are hereby ratified and confirmed and remain in full force and effect.

        IN WITNESS WHEREOF, this Amendment to Lease has been executed by the parties hereto as of the day and year first above written.

WITNESSES:                              LANDLORD:

                                        ORCHARD RIDGE OFFICE PARK LIMITED
                                        PARTNERSHIP

Brenda Guinn                            By:  Matt Wick
-------------------------                  ---------------------------

                                        Its: Business Manager
                                            --------------------------

                                        TENANT:

                                        COMPLETE BUSINESS SOLUTIONS, INC.

Brenda Guinn                            By:  Tim Manney
--------------------------                 ----------------------------

                                        Its:  Chief Financial Officer
                                            ---------------------------

                                   EXHIBIT A
                                   Suite 130








                                  [FLOOR PLAN]

                            THIRD AMENDMENT TO LEASE

        THIS AMENDMENT TO LEASE is dated this 28 day of June 1994 between Orchard Ridge Office Park Limited Partnership, a Michigan Limited Partnership, whose address is 32605 West Twelve Mile Road, Suite 290, Farmington Hills, Michigan 48334 ("Landlord") and Complete Business Solutions, Inc., a Michigan Corporation, whose address is 32605 West Twelve Mile Road, Suite 250, Farmington Hills, Michigan 48334 ("Tenant").

                              W I T N E S S E T H

        WHEREAS, Landlord and Tenant executed a certain Lease and Riders to Lease dated October 22, 1992 for Suite 250, Amendment to Lease dated October 1, 1993 for Suite 115, and Amendment to Lease dated June 14, 1994 for Suite 130 of the office building located at 32605 West Twelve Mile Road, Farmington Hills, Michigan.

        WHEREAS, the Lease provides for, among other things, a commencement date of January 16, 1993 and an expiration date of June 15, 1998.

        WHEREAS, Landlord and Tenant desire to amend the Lease to include the rental of additional space more commonly known as Suite 120.

        WHEREAS, Landlord and Tenant desire to extend the Term of the Lease through June 30, 2000 for Suite 120.

        NOW, THEREFORE, in consideration of the mutual covenants between Landlord and Tenant and other good and valuable consideration, the adequacy sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows.

                1. Paragraph 1 of the Lease is amended to reflect that the Leased Premises consist of 28,391 square feet through June 15, 1998 and 2,820 square feet after June 15, 1998 for Suite 120.

                2. Paragraph 1 of the Lease is further amended to reflect that the Leased Premises constitute 24.51% of the Building through June 15, 1998 and 2.39% after June 15, 1998 for Suite 120.

                3. Paragraph 2 of the Lease is amended to provide for a Lease Term for Suite 120 to commence on August 1, 1994 and to end on June 30, 2000.

                4. Paragraph 3 of the Lease is amended to reflect the Rent of $1,732,137.61 for the Leased Premises, which includes Rent of $301,093.75 for Suite 120.

                5. The Schedule of Rents is modified to provide for the following monthly rental for Suite 120.

                              PERIOD COVERED            MONTHLY RENT
                              --------------            ------------
                        08/01/1994 thru 06/30/1998       $4,171.25
                        07/01/1998 thru 06/30/1999       $4,288.75
                        07/01/1999 thru 06/30/2000       $4,465.00

                6. Exhibit A of the Lease is amended to include the attached Floor Plan for Suite 120.

        IN WITNESS WHEREOF, this Amendment to Lease has been executed by the parties hereto as of the day and year first above written.


WITNESSES:                              LANDLORD:

                                        ORCHARD RIDGE OFFICE PARK LIMITED
                                        PARTNERSHIP

Brenda P. Guinn                         By: Matt Wick
---------------------------                ---------------------------------
                                        Its: Agent
                                            --------------------------------


                                        TENANT:

                                        COMPLETE BUSINESS SOLUTIONS, INC.

Brenda P. Guinn                         By: Tim Manney
---------------------------                ---------------------------------
                                        Its: Chief Financial Officer
                                            --------------------------------

                                   FLOOR PLAN

                                   Suite 120

                              ESTOPPEL CERTIFICATE

The Travelers Companies
201 East 5th Street, Suite 1420
Cincinnati, Ohio  45202-4115

     RE:  Leased Premises known as 32605 West Twelve Mile Road,
          Suites 115, 120, 130, and 250, Farmington Hills, Michigan

Ladies and Gentlemen:

     Respecting that certain Lease dated October 22, 1992, Amendment to Lease dated October 1, 1993, Second Amendment to Lease dated June 14, 1994, and Third Amendment to Lease dated June 28, 1994 (herein cumulatively the "Lease") with Orchard Ridge Office Park Limited Partnership as Landlord, Tenant hereby certifies that it has unconditionally accepted possession of the premises described in said Lease and that said Lease is in full force and effect and has not been modified, supplemented, or amended in any way and that the date of commencement of the Term of the Third Amendment to Lease is August 9, 1994 and the end of the Term of the Lease is July 31, 2000, unless sooner terminated as therein provided.

     Undersigned further certifies that all terms and conditions to be performed by the Landlord under the Lease has been or are being satisfied and that on this date there are not existing defenses of offsets which the undersigned has against the full enforcement of the Lease as amended by Landlord and that no Rent has been paid in advance (except as provided in the Lease) and that Rent has continued to be paid in accordance with the Lease since the Commencement.

     Tenant is in occupancy of the Leased Premises, and there is ongoing full operation of Tenant's business at the Leased Premises being conducted by named Tenant during normal business hours.

     Undersigned further agrees not to look to The Travelers Companies as mortgagee, mortgagee in possession, or successor in title to the property for accountability for any Security Deposit required by the Landlord under the Lease unless such sums have actually been received by The Travelers Companies as cash security for Tenant's performance of the Lease.

     Tenant understands that the Lease may be assigned as collateral security for a mortgage loan to be granted to Landlord by The Travelers Companies under a Collateral Assignments of Lease from containing (among others) the agreements by and restrictions on Landlord that, without your prior written authorization as Assignee, Landlord will not thereafter modify, terminate, or accept surrender of the Lease and will not reduce, abate, or accept prepayment of any Rent (except Rent paid in advance). Tenant acknowledges its Landlord's agreements and the restrictions on Landlord's rights under said Assignment and hereby agrees to be bound by said agreements and restrictions.

TENANT:

COMPLETE BUSINESS SOLUTIONS, INC.

By:  Frank Albin
   ----------------------------------

Its: Resource & Facilities Manager
    ---------------------------------

Date:  8/10/94
     --------------------------------

                                    RECEIPT

                                 August 9, 1994

I hereby acknowledge receipt on this 9th day of August 1994 of two (2) keys for Suite 120 and two (2) keys each for the five private window offices in Suite 120 of the Orchard Ridge Office Park located at 32605 West Twelve Mile Road, Farmington Hills, Michigan.

COMPLETE BUSINESS SOLUTIONS, INC.


By:  Frank Albin
   --------------------------------
Its: Resource & Facilities Manager
   --------------------------------

                           FOURTH AMENDMENT TO LEASE


        THIS FOURTH AMENDMENT TO LEASE is dated this 30th day of September 1994 between Orchard Ridge Office Park Limited Partnership, a Michigan Limited Partnership, whose address is 32605 West Twelve Mile Road, Suite 290, Farmington Hills, Michigan 48334 ("Landlord") and Complete Business Solutions, Inc., a Michigan Corporation, whose address is 32605 West Twelve Mile Road, Suite 250, Farmington Hills, Michigan 48334 ("Tenant").

                                   WITNESSETH

     WHEREAS, Landlord and Tenant executed a certain Lease and Riders to Lease dated October 22, 1992 for Suite 250 and Amendments to Lease dated
October 1, 1993 for Suite 115, June 14, 1994 for Suite 130, and June 28, 1994 for Suite 120 of the office building located at 32605 West Twelve Mile Road, Farmington Hills, Michigan.

     WHEREAS, Landlord and Tenant desire to amend the Lease to include the rental of additional space located on the first floor of the west-wing currently known as Suite 110, Suite 120, and Suite 140 ("Additional Space") so that the Leased Premises will consist of the entire first and second floor of the west-wing excepting Suite 100 and the common areas.

     WHEREAS, Landlord and Tenant desire to extend the Term of the Lease through June 15, 2003 for the Leased Premises.

     NOW, THEREFORE, in consideration of the mutual covenants between Landlord and Tenant and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows.

          1. Paragraph 1 of the Lease is amended to reflect that the Leased Premises shall consist of the entire first and second floor of the west-wing excepting Suite 100 and the common areas and shall consist of 37,661 square feet which constitutes 31.88% of the Building.

          2. Paragraph 2 of the Lease is amended to provide for a Commencement Date of January 1, 1995 for the Additional Space and an Expiration Date of June 15, 2003 for the Leased Premises.

          4. Paragraph 3 of the Lease is amended to reflect an aggregate Rent inclusive of this Fourth Amendment to Lease.

          5. The Schedule of Rents to the Lease is amended to provide for the monthly rental set forth on the attached Schedule of Rents to this Fourth Amendment to Lease.

          6. Paragraph B of the first Rider to Lease is replace by the following paragraph.

                    Tenant shall have, to the extent the Landlord is able to
               grant same, at the then market rental rates, the right of first refusal to lease any additional space that may come available in the Building during the Term of the Lease. Upon written notice from Landlord that it has a prospective Tenant for such space, Tenant shall have ten (10) days from receipt of said notice to notify Landlord in writing of its intent to exercise its option to lease the additional space. Failure by Tenant to notify Landlord as provided shall release Landlord of further obligations to Tenant hereunder. The Expiration Date of the Lease on the additional space shall be as agreed upon between Landlord and Tenant, but, in no event, shall the Expiration Date be earlier than the Expiration Date set forth in Paragraph 2 of this Fourth Amendment to Lease.

          7. Paragraph D of the first Rider to Lease is amended to provide for five (5) additional reserved parking spaces of which two (2) of those additional reserved parking spaces will replace the exiting reserved parking spaces currently known as "American Vacation" when these spaces become available.

          8. Exhibit A of the Lease is amended to include the attached Floor Plan for the suites located on first floor of the west-wing in which Landlord will build out the Additional Space, using building standard materials, as indicated on the Floor Plan.

          9. All other terms and conditions of the Lease are hereby ratified and confirmed and remain in full force and effect.

     IN WITNESS WHEREOF, this Fourth Amendment to Lease has been executed by the parties hereto as of the day and year first above written.


WITNESSES:                                   LANDLORD:

                                             ORCHARD RIDGE OFFICE PARK LIMITED
                                             PARTNERSHIP

Ellen F. Hill                                By: Matt Wick
---------------                                 ----------------------------

                                             Its: Business Manager
                                                 ---------------------------


                                             TENANT:

                                             COMPLETE BUSINESS SOLUTIONS, INC.

Ellen F. Hill                                By: Tim Manney
--------------                                  ----------------------------

                                             Its: Chief Financial Officer
                                                 ---------------------------

SCHEDULE OF RENTS TO FOURTH AMENDMENT TO LEASE

------- ------------  ----------  ----------  ----------  ----------  ----------  ----------    ----------  ------------
PAYMENT    SUITE 250   SUITE 115   SUITE 130   SUITE 120   SUITE 110   SUITE 125   SUITE 140      COMBINED  MONTHLY RENT
        Lease/Riders  1st Amndmt  2nd Amndmt  3rd Amndmt  4th Amndmt  4th Amndmt  4th Amndmt    4th Amndmt  Entire Lease
              20,701       2,470       2,400       2,820       2,250       3,520       3,500        37,661        37,661
------- ------------  ----------  ----------  ----------  ----------  ----------  ----------    ----------  ------------
01/01/95         N/A         N/A         N/A         N/A    1,610.39    2,519.36    2,505.04                    6,634.79
01/16/95        0.00    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   24,570.63
02/16/95        0.00    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   24,570.63
03/16/95   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
04/16/95   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
05/16/95   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
06/16/95   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
07/16/95   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
08/16/95   11,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   36,271.76
09/16/95   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
10/16/95   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
11/16/95   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
12/16/95   11,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   36,271.76
01/16/96        0.00    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   24,570.63
02/16/96        0.00    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   24,570.63
03/16/96   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
04/16/96   16,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   41,271.76
05/16/96   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
06/16/96   16,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   41,271.76
07/16/96   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
08/16/96   11,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   36,271.76
09/16/96   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
10/16/96   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
11/16/96   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
12/16/96   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
01/16/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
02/16/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
03/16/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
04/16/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
05/16/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
06/16/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
07/16/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
08/16/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
09/16/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
10/16/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
11/16/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
12/16/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
01/16/98   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
02/16/98   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
03/16/98   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
04/16/98   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
05/16/98   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
06/16/98                                                                                         57,276.18     57,276.18
07/16/98                                                                                         57,276.18     57,276.18
08/16/98                                                                                         57,276.18     57,276.18
09/16/98                                                                                         57,276.18     57,276.18

SCHEDULE OF RENTS TO FOURTH AMENDMENT TO LEASE



----------  ------------   ----------   ----------   ----------    ----------    ----------   ----------  ---------   ------------
PAYMENT      SUITE 250     SUITE 115    SUITE 130    SUITE 120     SUITE 110     SUITE 125    SUITE 140   COMBINED    MONTHLY RENT
            Lease/Riders   1st Amndmt   2nd Amndmt   3rd Amndmt    4th Amndmt    4th Amndmt   4th Amndmt  4th Amndmt   Entire Lease
                20,701        2,470        2,400        2,820         2,250         3,520        3,500      37,661         37,661
----------  ------------   ----------   ----------   ----------    ----------    ----------  ---------- ----------   ------------
  10/16/98                                                                                               57,276.10     57,276.10
  11/16/98                                                                                               57,276.10     57,276.10
  12/16/98                                                                                               57,276.10     57,276.10
  01/16/99                                                                                               57,276.10     57,276.10
  02/16/99                                                                                               57,276.10     57,276.10
  03/16/99                                                                                               57,276.10     57,276.10
  04/16/99                                                                                               57,276.10     57,276.10
  05/16/99                                                                                               59,629.92     59,629.92
  06/16/99                                                                                               59,629.92     59,629.92
  07/16/99                                                                                               59,629.92     59,629.92
  08/16/99                                                                                               59,629.92     59,629.92
  09/16/99                                                                                               59,629.92     59,629.92
  10/16/99                                                                                               59,629.92     59,629.92
  11/16/99                                                                                               59,629.92     59,629.92
  12/16/99                                                                                               59,629.92     59,629.92
01/16/2000                                                                                               59,629.92     59,629.92
02/16/2000                                                                                               59,629.92     59,629.92
03/16/2000                                                                                               59,629.92     59,629.92
04/16/2000                                                                                               59,629.92     59,629.92
05/16/2000                                                                                               59,629.92     59,629.92
06/16/2000                                                                                               61,983.73     61,983.73
06/16/2000                                                                                               61,983.73     61,983.73
07/16/2000                                                                                               61,983.73     61,983.73
08/16/2000                                                                                               61,983.73     61,983.73
09/16/2000                                                                                               61,983.73     61,983.73
10/16/2000                                                                                               61,983.73     61,983.73
11/16/2000                                                                                               61,983.73     61,983.73
12/16/2000                                                                                               61,983.73     61,983.73
01/16/2001                                                                                               61,983.73     61,983.73
02/16/2001                                                                                               61,983.73     61,983.73
03/16/2001                                                                                               61,983.73     61,983.73
04/16/2001                                                                                               61,983.73     61,983.73
05/16/2001                                                                                               61,983.73     61,983.73
06/16/2001                                                                                               64,337.54     64,337.54
07/16/2001                                                                                               64,337.54     64,337.54
08/16/2001                                                                                               64,337.54     64,337.54
09/16/2001                                                                                               64,337.54     64,337.54
10/16/2001                                                                                               64,337.54     64,337.54
11/16/2001                                                                                               64,337.54     64,337.54
12/16/2001                                                                                               64,337.54     64,337.54
01/16/2002                                                                                               64,337.54     64,337.54
02/16/2002                                                                                               64,337.54     64,337.54
03/16/2002                                                                                               64,337.54     64,337.54
04/16/2002                                                                                               64,337.54     64,337.54
05/16/2002                                                                                               64,337.54     64,337.54
06/16/2002                                                                                               66,691.35     66,691.35
07/16/2002                                                                                               66,691.35     66,691.35


SCHEDULE OF RENTS TO FOURTH AMENDMENT TO LEASE

-------    ------------  ----------  ----------  ----------  ----------  ----------  ----------    ----------  ------------
PAYMENT       SUITE 250   SUITE 115   SUITE 130   SUITE 120   SUITE 110   SUITE 125   SUITE 140      COMBINED  MONTHLY RENT
           Lease/Riders  1st Amndmt  2nd Amndmt  3rd Amndmt  4th Amndmt  4th Amndmt  4th Amndmt    4th Amndmt  Entire Lease
                 20,701       2,470       2,400       2,820       2,250       3,520       3,500        37,661        37,661
-------    ------------  ----------  ----------  ----------  ----------  ----------  ----------    ----------  ------------
08/16/2002                                                                                           66,691.35    66,691.35
09/16/2002                                                                                           66,691.35    66,691.35
10/16/2002                                                                                           66,691.35    66,691.35
11/16/2002                                                                                           66,691.35    66,691.35
12/16/2002                                                                                           66,691.35    66,691.35
01/16/2003                                                                                           66,691.35    66,691.35
02/16/2003                                                                                           66,691.35    66,691.35
03/16/2003                                                                                           66,691.35    66,691.35
04/16/2003                                                                                           66,691.35    66,691.35
05/16/2003                                                                                           66,691.35    66,691.35


                     AMENDMENT TO FOURTH AMENDMENT TO LEASE

        THIS AMENDMENT TO FOURTH AMENDMENT TO LEASE is dated this 15th day of March 1995 between Orchard Ridge Office Park Limited Partnership, a Michigan Limited partnership, whose address is 32605 West Twelve Mile Road, Suite 290, Farmington Hills, Michigan 48334 ("Landlord") and Complete Business Solutions, Inc., a Michigan Corporation, whose address is 32605 West Twelve Mile Road, Suite 250, Farmington Hills, Michigan 48334 ("Tenant").

                                   WITNESSETH

        WHEREAS, Landlord and Tenant executed a certain Lease and Riders to Lease dated October 22, 1992 for Suite 250 and Amendments to Lease dated October 1, 1993 for Suite 115, June 14, 1994 for Suite 130, June 28, 1994 for Suite 120, and September 30, 1994 for Suites 110, 125, and 140 of the office building located at 32605 West Twelve Mile Road, Farmington Hills, Michigan.

        WHEREAS, Landlord and Tenant desire to amend the Schedule of Rents to Fourth Amendment to Lease to reflect rental payments owing on the first of each month pursuant to Paragraph 3 of the Lease.

        NOW, THEREFORE, in consideration of the mutual convenants between Landlord and Tenant and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows.

                1. The Schedule of Rents to Fourth Amendment to Lease is replaced with the attached Schedule of Rents to Fourth Amendment to Lease (Revised March 7, 1995).

                2. All other terms and conditions of the Lease are hereby ratified and confirmed and remain in full force and effect.

        IN WITNESS WHEREOF, this Amendment to Fourth Amendment to Lease has been executed by the parties hereto as of the day and year first above written.

WITNESSES:                              LANDLORD:

                                        ORCHARD RIDGE OFFICE PARK LIMITED
                                        PARTNERSHIP

MaryAnn Szwabowski                      By:     Matt Wick
--------------------------------           ------------------------------
                                        Its:    Business Manager
                                            -----------------------------


                                        TENANT:

                                        COMPLETE BUSINESS SOLUTIONS, INC.

MaryAnn Swabowski                       By:     Tim Manney
---------------------------------          ------------------------------

                                        Its:    Chief Financial Officer
                                            -----------------------------

SCHEDULE OF RENTS TO FOURTH AMENDMENT TO LEASE

(Revised March 7, 1995)

------- ------------  ----------  ----------  ----------  ----------  ----------  ----------    ----------  ------------
PAYMENT    SUITE 250   SUITE 115   SUITE 130   SUITE 120   SUITE 110   SUITE 125   SUITE 140      COMBINED  MONTHLY RENT
        Lease/Riders  1st Amndmt  2nd Amndmt  3rd Amndmt  4th Amndmt  4th Amndmt  4th Amndmt    4th Amndmt  Entire Lease
              20,701       2,470       2,400       2,820       2,250       3,520       3,500        37,661        37,661
------- ------------  ----------  ----------  ----------  ----------  ----------  ----------    ----------  ------------
01/01/95    5,850.56    3,087.50    3,600.00    4,171.25                                                       16,709.31
02/01/95        0.00    3,087.50    3,600.00    4,171.25                                                       10,858.75
02/20/95         N/A         N/A         N/A         N/A    1,069.76    1,573.57                                2,743.33
03/01/95   10,850.57    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67                               30,244.12
03/09/95         N/A         N/A         N/A         N/A         N/A         N/A    3,841.06                    3,841.06
04/01/95   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
05/01/95   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
06/01/95   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
07/01/95   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
08/01/95   16,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   41,271.76
09/01/95   16,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   41,271.76
10/01/95   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
11/01/95   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
12/01/96   16,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   41,271.76
01/01/96    5,850.56    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   30,421.19
02/01/95        0.00    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   24,570.63
03/01/96   10,850.57    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   35,421.20
04/01/96   19,201.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   43,771.76
05/01/96   19,201.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   43,771.76
06/01/96   19,201.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   43,771.76
07/01/96   19,201.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   43,271.76
08/01/96   16,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   41,271.76
09/01/96   16,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   41,271.76
10/01/96   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
11/01/96   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
12/01/96   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
01/01/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
02/01/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
03/01/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
04/01/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
05/01/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
06/01/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
07/01/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
08/01/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
09/01/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
10/01/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
11/01/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
12/01/97   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
01/01/98   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
02/01/98   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
03/01/98   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
04/01/98   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76
05/01/98   21,701.13    3,087.50    3,600.00    4,171.25    3,328.13    5,206.67    5,177.08                   46,271.76


SCHEDULE OF RENTS TO FOURTH AMENDMENT TO LEASE

(Revised March 7, 1995)


---------   ------------   ----------    ----------  ----------  ----------  ----------  ----------  ----------   ------------
PAYMENT        SUITE 250    SUITE 115     SUITE 130   SUITE 120   SUITE 110   SUITE 125   SUITE 140    COMBINED   MONTHLY RENT
            Lease/Riders   1st Amndmt    2nd Amndmt  3rd Amndmt  4th Amndmt  4th Amndmt  4th Amndmt  4th Amndmt   Entire Lease
                  20,701        2,470         2,400       2,820       2,250       3,520       3,500      37,651         37,661
---------   ------------   ----------    ----------  ----------  ----------  ----------  ----------  ----------   ------------
                                                      4,171.25
  06/01/98   10,850.56      1,543.75      1,800.00    2,085.52    1,664.06    2,603.33    2,588.54    28,638.05     51,773.91
  07/01/98                                                                                            57,276.10     57,276.10
  08/01/98                                                                                            57,276.10     57,276.10
  09/01/98                                                                                            57,276.10     57,276.10
  10/01/98                                                                                            57,276.10     57,276.10
  11/01/98                                                                                            57,276.10     57,276.10
  12/01/98                                                                                            57,276.10     57,276.10
  01/01/99                                                                                            57,276.10     57,276.10
  02/01/99                                                                                            57,276.10     57,276.10
  03/01/99                                                                                            57,276.10     57,276.10
  04/01/99                                                                                            57,276.10     57,276.10
  05/01/99                                                                                            57,276.10     57,276.10
  06/01/99                                                                                            58,453.01     58,453.01
  07/01/99                                                                                            59,629.92     59,629.92
  08/01/99                                                                                            59,629.92     59,629.92
  09/01/99                                                                                            59,629.92     59,629.92
  10/01/99                                                                                            59,629.92     59,629.92
  11/01/99                                                                                            59,629.92     59,629.92
  12/01/99                                                                                            59,629.92     59,629.92
01/01/2000                                                                                            59,629.92     59,629.92
02/01/2000                                                                                            59,629.92     59,629.92
03/01/2000                                                                                            59,629.92     59,629.92
04/01/2000                                                                                            59,629.92     59,629.92
05/01/2000                                                                                            59,629.92     59,629.92
06/01/2000                                                                                            60,806.83     60,806.83
07/01/2000                                                                                            61,983.73     61,983.73
08/01/2000                                                                                            61,983.73     61,983.73
09/01/2000                                                                                            61,983.73     61,983.73
10/01/2000                                                                                            61,983.73     61,983.73
11/01/2000                                                                                            61,983.73     61,983.73
12/01/2000                                                                                            61,983.73     61,983.73
01/01/2001                                                                                            61,983.73     61,983.73
02/01/2001                                                                                            61,983.73     61,983.73
03/01/2001                                                                                            61,983.73     61,983.73
04/01/2001                                                                                            61,983.73     61,983.73
05/01/2001                                                                                            61,983.73     61,983.73
06/01/2001                                                                                            63,160.63     63,160.63
07/01/2001                                                                                            64,337.54     64,337.54
08/01/2001                                                                                            64,337.54     64,337.54
09/01/2001                                                                                            64,337.54     64,337.54
10/01/2001                                                                                            64,337.54     64,337.54
11/01/2001                                                                                            64,337.54     64,337.54
12/01/2001                                                                                            64,337.54     64,337.54

SCHEDULE OF RENTS TO FOURTH AMENDMENT TO LEASE

(Revised March 7, 1995)

-------    ------------  ----------  ----------  ----------  ----------  ----------  ----------    ----------  ------------
PAYMENT       SUITE 250   SUITE 115   SUITE 130   SUITE 120   SUITE 110   SUITE 125   SUITE 140      COMBINED  MONTHLY RENT
           Lease/Riders  1st Amndmt  2nd Amndmt  3rd Amndmt  4th Amndmt  4th Amndmt  4th Amndmt    4th Amndmt  Entire Lease
                 20,701       2,470       2,400       2,820       2,250       3,520       3,500        37,661        37,661
-------    ------------  ----------  ----------  ----------  ----------  ----------  ----------    ----------  ------------
01/01/2002                                                                                         54,337.54    64,337.54
02/01/2002                                                                                         64,337.54    64,337.54
03/01/2002                                                                                         64,337.54    64,337.54
04/01/2002                                                                                         64,337.54    64,337.54
05/01/2002                                                                                         64,337.54    64,337.54
06/01/2002                                                                                         65,514.45    65,514.45
07/01/2002                                                                                         66,691.35    66,691.35
08/01/2002                                                                                         66,691.35    66,691.35
09/01/2002                                                                                         66,691.35    66,691.35
10/01/2002                                                                                         66,691.35    66,691.35
11/01/2002                                                                                         66,691.35    66,691.35
12/01/2002                                                                                         66,691.35    66,691.35
01/01/2003                                                                                         66,691.35    66,691.35
02/01/2003                                                                                         66,691.35    66,691.35
03/01/2003                                                                                         66,691.35    66,691.35
04/01/2003                                                                                         66,691.35    66,691.35
05/01/2003                                                                                         33,345.67    33,345.67
06/01/2003

                            FIFTH AMENDMENT TO LEASE

     THIS FIFTH AMENDMENT TO LEASE is dated this 14 day of October 1994 between Orchard Ridge Office Park Limited Partnership, a Michigan Limited Partnership, whose address is 32605 West Twelve Mile Road, Suite 290, Farmington Hills, Michigan 48334 ("Landlord") and Complete Business Solutions, Inc., a Michigan Corporation, whose address is 32605 West Twelve Mile Road, Suite 250, Farmington Hills, Michigan 48334 ("Tenant").

                                   WITNESSETH

     WHEREAS, Landlord and Tenant entered into a certain Lease and Riders to Lease dated October 22, 1992 for Suite 250 and First, Second, Third and Fourth Amendments to said Lease, the cumulative effect of which are that, except for Suite 100 (Bridgewall Construction Co.) and the common areas, the current Leased Premises consist of the first and second floors of the West-Wing of the Office Complex.

     WHEREAS, Landlord and Tenant desire to further amend the Lease to include the rental of additional space located on the first floor of the East-Wing more commonly known as Suite 195.

     NOW, THEREFORE, in consideration of the mutual covenants between Landlord and Tenant and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows.

          1. Paragraph 1 of the Lease is amended to reflect that from October 17, 1994 through the end of the Lease Term, the Leased Premises shall include Suite 195, an additional 4,428 square feet space which comprises an additional 3.75% of the Building.

          2. Paragraph 3 of the Lease is amended to reflect an aggregate Rent inclusive of this Fifth Amendment to Lease.

          3. The Schedule of Rents to the Lease is amended to provide for a the following monthly rents for Suite 195:

              Through June 15, 1995             6549.75
              Through June 15, 1996             6549.75
              Through June 15, 1997             6549.75
              Through June 15, 1998             6549.75
              Through June 15, 1999             6734.25
              Through June 15, 2000             7011.00
              Through June 15, 2001             7287.75
              Through June 15, 2002             7564.50
              Through June 15, 2003             7841.25

          4. Exhibit A of the Lease is amended to include the attached Floor Plan for Suite 195 in which Tenant will accept in an "as is" condition.

          5. All other terms and conditions of the Lease are hereby ratified and confirmed and remain in full force and effect.

     IN WITNESS WHEREOF, this Fifth Amendment to Lease has been executed by the parties hereto as of the day and year first above written.



WITNESSES:                              LANDLORD:

                                        ORCHARD RIDGE OFFICE PARK LIMITED
                                        PARTNERSHIP

Janette L. Landis                       By: Matt Wick
------------------                         ------------------------------

                                        Its: Business Manager
                                            -----------------------------

                                        TENANT:

                                        COMPLETE BUSINESS SOLUTIONS, INC.

Janette L. Landis                       By:  Tim Manney
------------------                          -----------------------------

                                        Its: Chief Financial Officer
                                            -----------------------------

                           SIXTH AMENDMENT TO LEASE

     THIS SIXTH AMENDMENT TO LEASE is dated this 10th day of August 1995 between Orchard Ridge Office Park Limited Partnership, a Michigan Limited Partnership, whose address is 32605 West Twelve Mile Road, Suite 290, Farmington Hills, Michigan 48334 ("Landlord") and Complete Business Solutions, Inc., a Michigan Corporation, whose address is 32605 West Twelve Mile Road, Suite 250, Farmington Hills, Michigan 48334 ("Tenant").

                              W I T N E S S E T H

     WHEREAS, Landlord and Tenant executed a certain Lease and Riders to Lease dated October 22, 1992 for Suite 250 and Amendments to Lease dated October 1, 1993 for Suite 115, June 14, 1994 for Suite 130, June 28, 1994 for Suite 120, September 30, 1994 for Suites 110, 125, and 140, and October 14, 1994 for Suite 195 of the office building located at 32605 West Twelve Mile Road, Farmington Hills, Michigan.

     WHEREAS, Landlord and Tenant desire to amend the Lease to reduce the square footage of Suite 195.

     NOW, THEREFORE, in consideration of the mutual covenants between Landlord and Tenant and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows:

          1. Paragraph 1 of the Lease is amended to reflect that effective August 1, 1995 the square footage for Suite 195 shall be reduced from 4,428 square feet to 800 square feet which constitutes 0.68% of the Building.

          2. Paragraph 3 of the Lease is amended to reflect an aggregate rent inclusive of this Sixth Amendment to Lease.

          3. The Schedule of Rents to the Lease is amended to reflect that effective August 1, 1995 the monthly rent for Suite 195 shall be reduced to $1,166.67 per month.

          4. Exhibit A of the Lease is amended to include the attached Floor Plan for Suite 195 which reflects the square footage leased in accordance with this Sixth Amendment to Lease.

          5. With respect to Suite 195 only, Landlord may terminate the lease relationship of Suite 195 with a five (5) day written notice to the Tenant delivered by Certified Mail, Return Receipt Requested and Tenant may terminate the lease relationship of Suite 195 with a thirty (30) day written notice to the Landlord delivered by Certified Mail, Return Receipt Requested. This right to terminate shall only apply to Suite 195.

          6. All other terms and conditions of the Lease are hereby ratified and confirmed and remain in full force and effect.

     IN WITNESS WHEREOF, this Sixth Amendment to Lease has been executed by the parties hereto as of the day and year first above written.


WITNESSES:                              LANDLORD:

                                        ORCHARD RIDGE OFFICE PARK LIMITED
                                        PARTNERSHIP
MaryAnn Szwabowski                      By:   Matt Wick
---------------------------                ------------------------------

                                        Its:  Business Manager
                                            -----------------------------

                                        TENANT:

                                        COMPLETE BUSINESS SOLUTIONS, INC.

Patrice G. Parker                       By: Tim Manney
---------------------------                ------------------------------

                                        Its:  C.F.O.
                                            -----------------------------

                           SEVENTH AMENDMENT TO LEASE

     THIS SEVENTH AMENDMENT TO LEASE is dated this 6th day of August 1996 between Orchard Ridge Office Park Limited Partnership, a Michigan Limited Partnership, whose address is 32605 West Twelve Mile Road, Suite 290, Farmington Hills, Michigan 48334 ("Landlord") and Complete Business Solutions, Inc., a Michigan Corporation, whose address is 32605 West Twelve Mile Road, Suite 250, Farmington Hills, Michigan 48334 ("Tenant").

                              W I T N E S S E T H

     WHEREAS, Landlord and Tenant entered into a certain Lease and Riders to Lease dated October 22, 1992 for Suite 250 and First, Second, Third, Fourth, Fifth, and sixth Amendments to said Lease for Suites 110, 115, 120, 125, 130, 140, and 195 of the building located at 32605 West Twelve Mile Road, Farmington Hills, Michigan.

     WHEREAS, Landlord and Tenant desire to further amend the Lease to include the rental of additional contiguous square footage for Suite 195.

     NOW, THEREFORE, in consideration of the mutual covenants between Landlord and Tenant and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows.

          1. Paragraph 1 of the Lease is amended to reflect that from August 15, 1996 through the end of the Lease Term, which is June 15, 2003, the square footage for Suite 195 shall be increased from 800 square feet to 4,428 square feet which constitutes 3.75% of the Building.

          2. Paragraph 3 of the Lease is amended to reflect an aggregate Rent inclusive of this Seventh Amendment to Lease.

          3. The Schedule of Rents to the Lease is amended to provide for the following monthly rental for Suite 195:

                    08/15/1996 thru 08/31/1996      $3,591.80
                    09/01/1996 thru 05/31/1997      $6,549.75
                    06/01/1997 thru 05/31/1998      $6,549.75
                    06/01/1998 thru 05/31/1999      $6,734.25
                    06/01/1999 thru 05/31/2000      $7,011.00
                    06/01/2000 thru 05/31/2001      $7,287.75
                    06/01/2001 thru 05/31/2002      $7,564.50
                    06/01/2002 thru 05/31/2003      $7,841.25
                    06/01/2003 thru 06/15/2003      $3,920.63

     If the Landlord fails to deliver the Leased Premises on the Commencement Date of August 15, 1996, the Commencement Date and Schedule of Rents shall be postponed until the Leased Premises are substantially complete in accordance to the attached Floor Plan.

     4. Exhibit A of the Lease is amended to include the attached Floor Plan for Suite 195 for which Landlord will perform certain improvements, at Tenant's expense, as shown on the Floor Plan for which Tenant will pay the total sum of $20,000 to Landlord upon the execution of this Seventh Amendment to Lease.

          5. Any other Agreements in reference to Suite 195 except as stated in this Seventh Amendment to Lease are hereby null and void.

          6. All other terms and conditions of the Lease are hereby ratified and confirmed and remain in full force and effect.

     IN WITNESS WHEREOF, this Seventh Amendment to Lease has been executed by the parties hereto as of the day and year first above written.



WITNESSES:                                    LANDLORD:

                                              ORCHARD RIDGE OFFICE PARK LIMITED

MaryAnn Szwabowski                            By:  Enriko Sasson
-------------------                              ------------------------------

                                              Its: General Partner
                                                  -----------------------------


                                              TENANT:

                                              COMPLETE BUSINESS SOLUTIONS, INC.


Julie Fuller                                  By: Tim Manney
-------------------                              ------------------------------

                                              Its: Chief Financial Officer
                                                  -----------------------------